UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Voya Financial, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Voya 2026 Proxy Statement	i

Dear Fellow Shareholders:
On behalf of the Board of Directors (the ‘‘Board’’) of Voya Financial, Inc. (the ‘‘Company’’ or ‘‘Voya’’), you are cordially invited to attend our 2026 Annual Meeting of Shareholders on Thursday, May 21, 2026.
In 2025, Voya delivered exceptional results, consistent
execution, and disciplined risk management, resulting
in strong enterprise-wide commercial performance. We
produced over $1 billion of pre-tax adjusted operating
earnings and $775 million of excess capital driven by
performance across all three businesses. Retirement and
Investment Management generated record net flows,
helping our combined assets under management and
administration to exceed $1 trillion for the first time.
Employee Benefits delivered meaningful earnings and
margin improvement. Together, these outcomes highlight
the strength of our diversified business model and our
ability to translate strategy into results.
Deploying capital to drive long-term
shareholder value
Our performance enabled us to return significant capital
to shareholders while continuing to invest in priorities that will enhance long‑term shareholder value. During the year,
we returned approximately $375 million in excess capital
to shareholders, including $200 million through share
repurchases and $174 million in dividends.
We also invested inorganically through the OneAmerica
acquisition, which has delivered financial results
significantly exceeding our earnings targets. This
demonstrates our ability to deploy capital towards highly
accretive investments and to execute a highly successful
integration effort.
We ended 2025 with approximately $400 million of excess
capital. Coupled with our strong balance sheet, our excess
capital position allowed us to head into 2026 with
significant strategic, operational and financial flexibility.
Business unit highlights
Retirement delivered $959 million in full‑year pre‑tax
adjusted operating earnings, up from $820 million in 2024.
The results reflect organic growth, expense discipline
and our success in delivering financial results from the
OneAmerica acquisition that significantly exceeded our
earnings targets. Defined contribution performance
included record net inflows of $28.2 billion, driving total
client assets to $797 billion at year end.
Investment Management generated $226 million in
full‑year pre‑tax adjusted operating earnings (excluding
non‑controlling interest) — up from $213 million in 2024 —
and achieved record net revenues exceeding $1 billion.
Results were supported by $14.6 billion in net inflows,
4.8% organic growth and year‑end assets under
management of $360 billion.
Employee Benefits delivered full‑year pre‑tax adjusted
operating earnings of $152 million, up from $40 million
in 2024, reflecting our efforts to improve underwriting,
pricing, risk selection and overall execution. The deliberate actions we took in 2025 to manage our book have
positioned the business for further margin expansion
in 2026, even as we operate in a volatile healthcare
cost environment.
Advancing our purpose
I am proud of the colleagues whose work helped achieve
these strong financial and commercial results. Their
expertise and commitment enable us to serve customers
and clients while executing on our strategic priorities. Our
Purpose — Together we fight for everyone’s opportunity
for a better financial future — guides us as we continue to
build the Company for long‑term success.
Thank you for your support and investment in Voya.
We value ongoing engagement with shareholders, and
this proxy statement provides additional detail on our
governance practices and shareholder engagement
efforts. I encourage you to review these materials and
to vote your shares.
Very truly yours,
Heather Lavallee
Chief Executive Officer

ii	Voya 2026 Proxy Statement

Notice of 2026 Annual
Meeting of Shareholders
You are cordially invited to attend the Annual Meeting of Shareholders of Voya Financial, Inc., on Thursday, May 21, 2026,
at 11:00 a.m., Eastern Daylight Time. The meeting will be held as a virtual meeting only, accessible at the following website
address:www.virtualshareholdermeeting.com/VOYA2026. The proxy statement describes the items of business that we will conduct at the meeting in more detail, and also provides you with important information about the Company, including our corporate governance and executive compensation practices. I strongly encourage you to read these materials and vote your shares. Additional details regarding how to attend the meeting, submit questions and what to do in the event of technical difficulties are included in the proxy statement.
Time and Date
11:00 a.m., Eastern Daylight Time
Thursday, May 21, 2026
Meeting Website Address
www.virtualshareholdermeeting.com/VOYA2026
Record Date
The record date for the determination of the
shareholders entitled to vote at our Annual Meeting
of Shareholders, or any adjournments or
postponements thereof, was the close of business
on March 25, 2026.
Items of Business
1Election of 12 directors to our Board for one-year
terms
2Advisory vote to approve executive compensation
3Ratification of appointment of Ernst & Young LLP
as our independent registered public accounting
firm for 2026
4Transaction of such other business as may
properly come before our 2026 Annual Meeting of
Shareholders
Your vote is important to us. Please exercise your right to vote.
Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on May 21, 2026. Our Proxy
Statement, 2025 Annual Report to Shareholders and other materials are available at www.proxyvote.com.
By Order of the Board of Directors,
Julie Watson
Vice President, Counsel and Corporate Secretary
April 10, 2026

Voya 2026 Proxy Statement	1

Proxy Summary
This summary highlights certain information contained elsewhere in our proxy statement. You should read the entire proxy statement carefully before voting.
Shareholders will be asked to vote on the following matters at the 2026 Annual Meeting:

Matter	Board Recommendation	See This Page for More Information

Election of Directors	FOR each Director Nominee	2
Advisory Vote on Approval of Executive Compensation	FOR approval	33
Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm	FOR approval	71
Our proxy statement contains information about the matters to be voted on at our 2026 Annual Meeting of Shareholders (which we refer to in this proxy statement as the “Annual Meeting”), as well as information about our corporate governance practices, the compensation we pay our executives, and other information about the Company. Our principal executive offices are located at 200 Park Avenue, New York, New York 10166.
We are furnishing proxy materials to our shareholders via the Internet, instead of mailing printed copies of those materials to each shareholder, to save costs and reduce our impact on the environment. A Notice of Internet Availability of Proxy Materials,
which contains instructions about how to access our proxy materials and vote online or by mail, will be mailed to our shareholders beginning on or about April 10, 2026.
Your vote is important. Please exercise your right to vote.

2	Voya 2026 Proxy Statement

Part I: Corporate Governance
Proposal 1: Election of Directors
Our Board consists of 12 directors, who are elected annually by our shareholders for one-year terms, comprised of 11 independent directors, including the Non-Executive Chairperson of our Board, and our President and CEO, Heather Lavallee.
At our Annual Meeting, our shareholders will be asked to elect 12 nominees to our Board (collectively, the “Director
Nominees”).
Board Recommendation: Our Board unanimously recommends that our shareholders elect each of our Director
Nominees described below under “Our Director Nominees.”
Director Skills and Qualifications
We believe that our Director Nominees possess collectively a well-rounded variety of skills, qualifications and experiences, representing an effective mix of extensive company knowledge and fresh perspectives. Our Board believes that our Director
Nominees' varying tenures, breadth of experience and mix of attributes strengthen our Board's independent leadership and effective oversight of management.
Our Director Nominees have significant skills and experience in the following areas:

Voya 2026 Proxy Statement	3

Director Nomination and Re-Nomination
The Nominating, Governance and Social Responsibility Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by our Board, and for selecting and recommending to the Board the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. The committee does not set specific minimum qualifications that directors must meet in order to recommend them to the Board, but specific characteristics considered by the committee when evaluating candidates for the Board include:
Individual background
and attributes
Significant leadership
experience
Accomplishments and
reputation in the business
community
Financial literacy or other
professional business experience
relevant to an understanding of our
business
Independence for purposes of
the New York Stock Exchange
(NYSE) listing rules
Strong character
and integrity
We also appreciate the importance of critically evaluating individual directors and their contributions to our Board in connection with re-nomination decisions. In considering whether to recommend re-nomination of a director for election at our annual meeting, the Nominating, Governance and Social Responsibility Committee considers factors such as:
Shareholder feedback, including
the support received by director
nominees at our last annual
meeting
The extent to which the director's
skills, qualifications and
experience continue to contribute
to the success of our Board
Attendance and participation
at, and preparation for, Board
and committee meetings
Independence for purposes of
the NYSE listing rules

4	Voya 2026 Proxy Statement

Board at a Glance

Director Nominees	Independent	Director Since
Lynne Biggar Director	Yes	2014
S. Biff Bowman Director	Yes	2023
Yvette S. Butler Director	Yes	2021
Jane P. Chwick Director	Yes	2014
Kathleen DeRose Director	Yes	2019
Hikmet Ersek Director	Yes	2023
Ruth Ann M. Gillis Director	Yes	2015
Heather Lavallee President and Chief Executive Officer	No	2022
Robert G. Leary Director	Yes	2024
Aylwin B. Lewis Director	Yes	2020
William J. Mullaney Director	Yes	2024
Joseph V. Tripodi Director	Yes	2015

Voya 2026 Proxy Statement	5

2026 Board Nominee Statistics

11 of 12 Directors are Independent	Average Director Tenure ~ 6.5 years[1]	Average age ~ 64

1As of the date of the Annual Meeting.
Corporate Governance Best Practices and Accountability
We believe that strong and sustainable corporate governance is essential to the effective oversight of the Company. As such, we periodically review and strive to improve our corporate governance practices. We list below our current key corporate governance practices:

Accountability	Best Practices

✔Annual election of directors ✔Majority voting for directors ✔Annual advisory vote on executive compensation ✔Annual board and committee self-evaluations ✔Oversight of political contributions
✔Proactive shareholder engagement plan
✔Independent directors meet regularly in executive
sessions, including with our external auditors
✔Stock ownership requirements for directors and
executive officers
✔No poison pill
✔Director orientation and continuing education
✔Directors and employees (including officers) may not
enter into hedging transactions or pledge Voya securities
✔Average of 97% Board and committee meeting
attendance
✔100% independent standing Board committees (with the
exception of the Executive Committee)

6	Voya 2026 Proxy Statement

Consideration of Shareholder Nominees
It is the policy of the Nominating, Governance and Social Responsibility Committee to consider candidates recommended by shareholders in the same manner as other candidates. Shareholders wishing to submit potential director candidates for consideration should submit the names of their nominees, a description of their qualifications and background and the signed consent of the nominee to be so considered, to our Nominating, Governance and Social Responsibility Committee, care of the
Corporate Secretary, Voya Financial, Inc., 200 Park Avenue, New York, New York 10166. For more information on how and when to submit a nomination, see “Part V: Other information — Frequently Asked Questions About our Annual Meeting — How
do I submit a shareholder proposal or director nominations for the 2027 Annual Meeting?”.
Our Director Nominees
If elected by our shareholders, the 12 Director Nominees, all of whom are currently members of our Board, will serve for a one-year term expiring at our 2027 Annual Meeting of Shareholders. Each duly elected director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
Each of our Director Nominees has been approved and nominated for election by our Board. All of our directors are elected by a majority vote of our shareholders, excluding abstentions.
Below is biographical information about our Director Nominees. This information is current as of the date of this proxy statement and has been confirmed by each of the Director Nominees for inclusion in this proxy statement.

Ms. Biggar serves as a Senior Advisor at Boston Consulting Group and is an experienced independent board director, possessing more than 25 years of leadership in operational and marketing positions within the financial services sector. Her most recent executive role was as Visa's Global Chief Marketing Officer.  In addition to her time at Visa, Ms. Biggar has held prominent positions at Time Inc. and spent over two decades at American
Express, where she was a member of the Global Management Team. Ms. Biggar has a strong track record of guiding strategies and delivering financial results across B2B, B2C, and B2B2C businesses, with a particular emphasis on customer and end user perspectives. As a result of her contributions, Forbes honored her as one of the World’s
Most Influential CMOs for three consecutive (2019-2021), along with other recognitions.
Business Experience
■Senior Advisor, Boston Consulting Group (2022 to Present)
■Executive Vice President and Global Chief Marketing Officer, Visa, Inc. (2016 to 2022)
■Executive Vice President of Consumer Marketing & Revenue, Time Inc. (2013 to 2016)
■Variety of senior management positions at American Express, including leading acquisition, rewards and benefits, loyalty, and the consumer travel business
(1992 to 2013)
Key Qualifications
■With extensive experience as an executive and a reputation as an esteemed leader,
Ms. Biggar has held key positions within global organizations, achieving notable results in fields across finance, customer relations, and brand performance.
■Ms. Biggar has served as an independent director for over a decade, contributing her expertise to the boards of both publicly and privately held companies.
Board Memberships
■Anheuser-Busch InBev (a public company), since 2023
■Hiscox Group (a non-U.S. public company), since 2025
■Finastra, since 2022
■Leading Hotels of the World, Ltd., since 2022

Lynne Biggar Age: 63 Director Since: 2014-2021, 2022 to current

Voya 2026 Proxy Statement	7

Mr. Bowman has had a distinguished career in the financial services sector, culminating in his tenure as Chief Financial Officer of The Northern Trust Corporation, a position he held until his retirement in February 2020. In this capacity, he was responsible for overseeing the company’s Global Finance operations, which included the Controller’s group, Financial
Planning and Analysis, Tax, Investor Relations, Treasury, Capital Adequacy, Business Unit
Finance, Corporate Real Estate, Procurement, Fee Billing and Finance Technology
functions. Beyond his executive roles, Mr. Bowman is actively involved in educational and community organizations. He currently serves as a National Trustee for Miami University, where he also chairs the Investment Subcommittee. Mr. Bowman has also previously served as the Chairman of both the Lincoln Park Zoo and Glenwood Academy.
Business Experience
■Chief Financial Officer, The Northern Trust Corporation (2014 to 2020)
■Executive Vice President and Chief Human Resources Officer, The Northern Trust
Corporation (2012 to 2014)
■Various senior management positions at The Northern Trust Corporation (1985 to 2012)
Key Qualifications
■Mr. Bowman’s background, marked by significant experience in both finance and leadership at The Northern Trust Corporation, showcases his proficiency in overseeing complex financial operations and strategic initiatives.
■Additionally, his leadership roles in human resources and regional management further underscore his versatility and ability to drive organizational success.
■Mr. Bowman qualifies as an “audit committee financial expert” as defined by the
Securities and Exchange Commission.
Board Memberships
■First Interstate Bank (a public company), since 2021
■FNZ Trust Company, since 2021
■Commonwealth Edison Company, since 2024

S. Biff Bowman Age: 62 Director Since: 2023

8	Voya 2026 Proxy Statement

Ms. Butler brings over three decades of financial industry experience and has recently concentrated her efforts on integrating technology with wealth management. Ms. Butler is the founder of Hive Wealth, a mobile application for financial planning that emphasizes community engagement and assists users in growing their financial assets. The company was launched in 2017, Ms. Butler later stepped into the role of CEO in February 2022.
Prior to this, Ms. Butler held various senior leadership positions at SVB Private, Capital
One and other prominent financial institutions. Her accolades include being featured on
The Washingtonian’s esteemed list of Most Powerful Women in Washington in 2017, recognized as one of Savoy’s 100 Most Influential Black Executives in 2020, and honored as one of Savoy's Most Influential Black Board Directors in 2021.
Business Experience
■CEO of Hive Wealth (February 2022 to present)
■President of SVB Private Bank & Wealth Management (2018 to 2022)
■Executive Vice President of Capital One Investing (2013 to 2018)
■Managing Director, Wells Fargo Advisors, LLC (2007 to 2013)
■Various senior leadership roles within the financial services industry since 1991
Key Qualifications
■Ms. Butler possesses substantial expertise in the financial industry, demonstrated by her considerable experience in wealth management, technology and financial advisory services, as well as her background in investor marketing.
Board Memberships
■Synctera, since 2022
■Portfolia, since 2024

Yvette S. Butler Age: 60 Director Since: 2021

Voya 2026 Proxy Statement	9

Ms. Chwick dedicated 30 years to Goldman Sachs Group, Inc., where she advanced through various technology roles, ultimately becoming the co-chief operating officer of the
Technology Division, retiring in 2013. Ms. Chwick managed financial and strategic business planning and, as co-lead of an 8,000 person global technology team, was instrumental in guiding the organization's technology direction. Beyond Goldman Sachs,
Ms. Chwick was a co-founder and co-CEO of Trewtec, Inc., a firm that assists board members, chief executive officers and chief technology officers by supplying critical information to enhance oversight of technological functions.  Ms. Chwick's board service includes terms with Essent Group (a public company) and The Queens College
Foundation, both until December 31, 2021, and with ThoughtWorks (a public company)
until November 2024.
Business Experience
■Co-Founder/Co-CEO, Trewtec, Inc. (2014 to 2017)
■Various C-Suite and other senior leadership roles at Goldman Sachs (1983 to 2013)
Key Qualifications
■During her tenure at Goldman Sachs, Ms. Chwick served on several governance committees, including the firm’s Finance Committee, the Firmwide New Activity
Committee and the Technology Risk Committee. Additionally, she held the position of co-
chair of the Technology Division Operating Committee.
■Ms. Chwick brings over a decade of experience on public and privately held company boards.
Board Memberships
■M&T Bank (a public company), since 2022
■MarketAxess Holdings, Inc. (a public company), since 2013

Jane P. Chwick Age: 63 Director Since: 2014

10	Voya 2026 Proxy Statement

Ms. DeRose, is currently a Clinical Professor of Finance at the New York University's
Leonard N. Stern School of Business, where she is responsible for both leading the
Fintech Program and supervising operations at the Fubon Center for Technology,
Business, and Innovation. With a career spanning several decades, Ms. DeRose has held multiple executive leadership roles in the fields of asset and wealth management, significantly contributing to the advancement and execution of technology initiatives.
Ms. DeRose served on the board of Evolute Group AG until December 2020.
Business Experience
■Clinical Professor of Finance, New York University Leonard N. Stem School of Business
(2016 to present)
■Managing Director, Credit Suisse (2010 to 2015)
■Senior Managing Partner, Hagin Investment Management (2006 to 2010)
■Managing Director at Bessemer Trust (2003 to 2006) and at Deutsche Bank
(1991 to 2003)
■JPMorgan Chase & Co. (formerly Chase Manhattan Bank) (1983 to 1991)
Key Qualifications
■Ms. DeRose brings a wealth of experience in executive leadership and a strong track record of driving strategic business solutions, coupled with a decade of experience on public and privately held company boards.
Board Memberships
■London Stock Exchange Group (a non-U.S.public company), since 2018
■Experian (a public company), since 2022
■Taxwell, since 2024
■Apron, since 2025

Kathleen DeRose Age: 65 Director Since: 2019

Voya 2026 Proxy Statement	11

Mr. Ersek has four decades of executive experience in the global financial services industry, having played crucial roles in prominent organizations, driving international growth and business diversification. Mr. Ersek began his financial services career in
Europe when he joined Europay/MasterCard in Austria in 1986. After 10 years, he joined
General Electric (GE) Capital, taking on the role of Business Development Manager, and also served as GE Corporation's National Executive for Austria and Slovenia. Leveraging
his extensive international expertise, Mr. Ersek joined Western Union (a public company)
in 1999 and was responsible for international expansion of Western Union in Europe,
Africa, and Asia, culminating in his appointment as CEO and a director of the company in 2010. Through his related investment fund, Ersek Enterprises LLC, he also advises and invest in privately held companies. Additionally, since 2015 he has been serving as the Austrian Honorary Consul in the U.S., responsible for Colorado, Wyoming, and
New Mexico.
Business Experience
■CEO and Director, Western Union (2010 to 2021)
■Senior Executive, Western Union (1999 to 2010)
■National Executive and Business Development Manager, GE (1995 to 1999)
■Business Development Manager, Mastercard (1985 to 1995)
Key Qualifications
■Founded more than 170 years ago, Western Union became, under Mr. Ersek’s leadership one of the world’s digital payments companies, serving more than 150 million customers in 200 countries, with 12,000 employees speaking more than 75 languages. Mr. Ersek successfully diversified and evolved Western Union’s business portfolio into a global digital payments company.
Board Memberships
■Special Advisor to waterdrop®, since 2023
■Wolters Kluwer N.V. (a non-U.S. public company), since 2025

Hikmet Ersek Age: 65 Director Since: 2023

12	Voya 2026 Proxy Statement

With nearly four decades of career achievements, Ms. Gillis, who serves as Voya’s Non-
Executive Chairperson of the Board, provides the Company a wealth of experience in finance, banking, risk management, financial reporting, operations, information technology, human capital management, and regulatory matters. Since 2017, she has been acknowledged as a Board Leadership Fellow by the National Association of Corporate
Directors and actively participates in multiple director education organizations. Additionally,
Ms. Gillis holds the roles of Life Trustee at the Goodman Theatre and Life Director at the
Lyric Opera of Chicago. Her prior board service includes positions with Parson Group LLC, a private firm, and Potlatch Corporation, a publicly traded company.
Business Experience
■Executive Vice President and Chief Administrative Officer, Exelon Corporation
(2005 to 2014)
■Various c-suite roles including Executive Vice President, Commonwealth Edison
Company (2004 to 2005), President, Exelon Business Services Company (2002 to 2004)
and Senior Vice President and Chief Financial Officer (2000-2002), Exelon Corporation
(1997 to 2005)
■Senior Vice President and Chief Financial Officer, University of Chicago Hospitals and
Health System (1996 to 1997)
■Various senior management positions, First Chicago Corporation (1977 to 1996)
Key Qualifications
■Ms. Gillis brings over 25 years of long-tenured public and private directorship experience and has served on and chaired a number of Audit, Compensation, Nominating and
Governance, Risk and Finance and Technology Committees.
■Ms. Gillis has extensive experience working in highly regulated and complex industries and her proven executive capabilities strengthen the Board’s oversight of operational resilience, ensuring sound corporate governance and strategic decision-making.
Board Memberships
■Snap-On Incorporated (a public company), since 2014
■KeyCorp (a public company)*, since 2009

Ruth Ann M. Gillis Age: 71 Director Since: 2015

*Ms. Gillis has announced she will retire from KeyCorp on May 14, 2026.

Voya 2026 Proxy Statement	13

Appointed Chief Executive Officer in January 2023 and joining the Board of Directors in July 2022, Ms. Lavallee brings more than 30 years of expertise in financial services to the Company. As CEO, she directs the Company’s strategic planning and ensures its operational effectiveness. Over her career with the Company, she has held multiple senior leadership roles. Among these, Ms. Lavallee served as CEO of Voya’s Retirement
(formerly Wealth Solutions) business, where she was instrumental in advancing customer satisfaction and fostering profitable growth. Additionally, she was president of the
Tax-Exempt Markets segment, managing all elements of the business, from product development and distribution to financial oversight, strategic planning, and operational execution. Before these roles, Ms. Lavallee held the position of president of Employee
Benefits, supervising every aspect of the group and voluntary insurance business, which included responsibilities for strategy, product design, underwriting, actuarial analysis, distribution, and marketing.
Business Experience
■CEO, Voya Financial, Inc. (January 2023 to present)
■President and CEO-elect, Voya Financial, Inc. (July 2022 to January 2023)
■CEO, Wealth Solutions, Voya Financial, Inc. (2021 to 2023)
■President, Voya Financial, Inc., Tax Exempt Markets (2016 to 2021) and Employee
Benefits (2011 to 2016)
■Various positions with increasing responsibility in the financial services industry since 1992
Key Qualifications
■Ms. Lavallee brings wide-ranging leadership experience within the financial services industry. Leveraging her long tenure with the company and extensive knowledge of the
Retirement and Employee Benefits businesses, she is well positioned to advance the
Company's growth strategy.
■Under Ms. Lavallee's leadership, the company successfully completed three strategic acquisitions: Allianz Global Investors’ US-based asset management business;
Benefitfocus, a technology-based benefits management company; and OneAmerica
Financial’s full-service retirement business. These additions scaled Voya Investment
Management business with market-leading capabilities and international distribution, established Voya’s benefits administration business, and delivered highly accretive market expansion to Voya’s retirement business.
Board Memberships
■Council for Economic Education, since 2023
■American Council of Life Insurers, since 2025

Heather Lavallee President and Chief Executive Officer Age: 56 Director Since: 2022

14	Voya 2026 Proxy Statement

Mr. Leary’s distinguished career encompasses more than 30 years within the fields of asset management, employee benefits, retirement planning, insurance, and annuities, marked by his service across prominent financial services firms. As CEO of The Olayan
Group and Nuveen, he guided Nuveen through its merger and integration with TIAA. His expertise is further demonstrated by his executive roles at AIG Financial Products, ING
Investment Management Americas, and ING Insurance U.S. Before entering the financial sector, he launched his career practicing law at White & Case, then advanced to J.P.
Morgan Chase & Co., where he pioneered applications in fixed-income derivatives.
Beyond his corporate achievements, Mr. Leary has been a board member for the American
Council of Life Insurers and has actively participated in numerous charitable organizations supporting education, environmental stewardship, and humanitarian relief.
Business Experience
■CEO, The Olayan Group (2019 to 2020)
■CEO, Nuveen (2013 to 2017)
■Various executive roles including President & Chief Operating Officer and CEO, ING U.S.
(now Voya Financial, Inc.) (2007 to 2012)
■Various senior management positions in the financial services industry since 1990
Key Qualifications
■Mr. Leary brings extensive CEO and other c-suite experience with an accomplished track record in significantly enhancing financial performance, governance, and increasing the global presence of companies while introducing best practices across key functions.
Board Memberships and Other Positions
■Intact Financial Corporation (a public company), since 2015
■Citizens Financial Group, Inc. (a public Company | Citizens Bank, N.A., since 2020
■Wilton Re U.S. Holdings, Inc.
■Arrow Global Group, since 2024

Robert G. Leary Age: 63 Director Since: 2024

Voya 2026 Proxy Statement	15

Mr. Lewis possesses a distinguished track record as an executive, with substantial leadership expertise to both the quick service restaurant and retail sectors. Throughout his career, he has occupied critical positions within prominent organizations, playing a key role in their expansion and operational accomplishments. His professional journey is defined by notable milestones and strategic direction. Before retiring in November 2017, Mr. Lewis was Chairman, Chief Executive Officer, and President of Potbelly Corporation. Earlier, he
held several high-level executive roles at Sears Holdings Corporation and, following Sears’
acquisition of Kmart Holding Corporation in March 2005, served as Chief Executive Officer of Kmart and Sears Retail. Additionally, he was the Chief Multi-Branding and Operating
Officer at YUM! Brands, Inc., a company known for franchising and licensing quick service restaurants such as KFC, Long John Silvers, Pizza Hut, Taco Bell, and A&W. Mr. Lewis
has also been a board member for several public companies, including Red Robin
Gourmet Burgers, Inc., The Walt Disney Company, and Starwood Hotels.
Business Experience
■Chairman, CEO and President, Potbelly Corporation (2008 to 2017)
■President and CEO, Sears Holdings Corporation (2005 to 2008)
■President and CEO, Kmart Holding Corporation (2004 to 2005)
■Various senior leadership roles with YUM! Brands, Inc., including Chief Multi-Branding and Operating Officer (2003 to 2004), Chief Operating Officer (2000 to 2003), and Chief
Operating Officer, Pizza Hut (1996 to1997)
Key Qualifications
■Mr. Lewis, a seasoned executive, has held pivotal roles at several large-scale organizations and brings significant leadership and strategic expertise.
■Mr. Lewis qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.
Board Memberships and Other Positions
■Marriott International (a public company), since 2016
■Chefs’ Warehouse Inc (a public company), since 2021

Aylwin B. Lewis Age: 72 Director Since: 2020

16	Voya 2026 Proxy Statement

With more than four decades of experience in the financial services sector, Mr. Mullaney has overseen business operations and advised clients in the fields of life insurance, annuities, asset management, pension plans, and banking. In his most recent role, he was a managing director within Deloitte Consulting’s Financial Services division, where he counseled several of the firm’s largest clients on strategic planning, increasing revenues, and improving operational efficiency. Additionally, he headed Deloitte’s Group Insurance practice. Before this, Mr. Mullaney was the president of the U.S. Business segment at
MetLife, Inc., catering to more than 90 million customers with various financial products.
His board service includes positions with the Insurance Information Institute, the Insurance
Institute for Highway Safety, and the Property and Casualty Insurers of America. He also served as a director for MetLife Bank.
Business Experience
■Managing Director, Deloitte, LLP (2012 to 2022)
■President, U.S. Business, MetLife, Inc. (2009 to 2012)
■Various senior leadership positions, MetLife, Inc. (1985 to 2009)
Key Qualifications
■Mr. Mullaney brings extensive experience in fields relevant to Voya's strategic growth, including group insurance, defined contribution, and voluntary benefits.
■Mr. Mullaney provides expertise in strategic designs, operational execution, and technology considerations relevant to the financial services industry.
Board Memberships and Other Positions
■Automobile Association of America Northeast Club, since 2024

William J. Mullaney Age: 65 Director Since: 2024

Voya 2026 Proxy Statement	17

With more than three decades of noteworthy global and specialized experience spanning multiple industries, Mr. Tripodi is a retired leader in business and marketing. Up to his retirement in 2019, he served as Chief Marketing Officer for The Subway Corporation,
directing responsibilities such as brand management, advertising, communications, public relations, customer support and social listening, innovation and R&D, food safety and quality assurance, and revenue enhancement. Mr. Tripodi also gained Chief Marketing
Officer experience at several globally prominent companies, including The Coca-Cola
Company, Allstate Insurance Company, The Bank of New York, and Seagram Spirits &
Wine. His governance roles include past board membership at Newman's Own, Inc.
and The Ad Council, along with serving as former Chairman of the Association of
National Advertisers.
Business Experience
■Chief Marketing Officer, Subway (2016 to 2018)
■Executive Vice President and Commercial Officer, The Coca-Cola Company
(2007 to 2015)
■Senior Vice President and Chief Marketing Officer, Allstate (2003 to 2007)
■Chief Marketing Officer, The Bank of New York (2002),
■Seagrams Spirit and Wine Group (1999 to 2003)
■Various senior and leadership marketing roles since 1981
Key Qualifications
■Mr. Tripodi, with extensive global marketing experience across diverse industries, has led successful marketing campaigns for major corporations and brings valuable strategic insight into customer experiences with public and private companies.
Board Memberships and Other Positions
■Zeus Fire and Security Company, since 2025
■Playfly Sports, LLC, since 2021

Joseph V. Tripodi Age: 70 Director Since: 2015

18	Voya 2026 Proxy Statement

BOARD LEADERSHIP
Our Board does not have a policy on whether the offices of the Chairperson of the Board (“Chairperson”) and the CEO should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairperson and the CEO in such a manner as the Board considers in the best interests of the Company at the time, after considering all relevant circumstances. The Board will periodically consider the advantages of having an independent Chairperson or having a combined Chairperson and CEO and is open to different structures as circumstances may warrant. It is the policy of our Board that, during any period where the Chairperson is not “independent” for purposes of the NYSE listing rules, the Board will appoint a Lead Director who is an independent director.
Ms. Gillis was appointed as Non-Executive Chairperson by the Board, effective May 23, 2024. The separate roles for the
Chairperson and CEO allow the Chairperson to focus on leading the Board in its oversight and governance responsibilities and allow the CEO to focus on setting and executing the Company’s strategic plans and initiatives, and leading the operations of the Company.
We believe that effective independent board leadership is a key component of good corporate governance and long-term value creation. As such, our Board believes that an effective Chairperson must:
■Be a good communicator: since the role requires facilitating discussions among board members, and between directors and the CEO/management, and engaging with other stakeholders, strong communications skills are necessary;
■Have the required time commitment: given the key functions of the position, the role requires a significant time commitment to execute responsibilities effectively;
■Have relevant industry expertise: the Chairperson acts as a sounding board to our CEO and we believe that relevant industry expertise enhances the effectiveness of the role; and
■Have personal effectiveness: the ability to earn support of other directors and management and exercise sound judgment and leadership are key to the effectiveness of the role.

Voya 2026 Proxy Statement	19

Key Functions and Responsibilities of our Non-Executive Chairperson
The following table outlines the key functions and responsibilities of our Non-Executive Chairperson:

Function	Description	Responsibilities

Board Leadership	Presides over the Board, which provides oversight and guidance to the Company
•Acts as liaison between independent directors and
the CEO
•Acts as a sounding board and advisor to the CEO
•Has the authority to call meetings of the
independent directors
•Leads meetings of independent directors, including
executive sessions
•Participates in CEO succession planning

Board Oversight of Strategy	Aligns major corporate decisions with the Company’s strategic plan
•Ensures that the Board periodically reviews our
long-term strategy
•Ensures that the Board oversees management’s
execution of the long-term strategy
•Assists in aligning governance structures and
Company culture with the long-term strategy
•Provides guidance to the CEO on executing the
long-term strategy

Board Culture	Fosters an environment of open dialogue and constructive feedback	•Encourages director participation •Helps ensure efficient and effective Board performance and functioning

Board Meetings	Reviews and approves Board meeting agendas; follows up on meeting outcomes
•Consults on and approves Board meeting agendas
with input from other directors
•Consults on and approves Board meeting schedules
to ensure sufficient time for discussion on all
agenda items
•Advises the CEO of the Board’s information needs
and ensure the timeliness of information provided to
the Board
•Follows up on Board meeting outcomes

20	Voya 2026 Proxy Statement

BOARD ROLE IN RISK OVERSIGHT
The Board oversees risk management through its regularly scheduled meetings, through its Committees (including the Audit and Risk Committees, consistent with NYSE rules), and through informal interactions and discussions between the directors and our senior management. Where appropriate, multiple committees may coordinate or share overlapping responsibilities for managing and overseeing risks. Specifically, the Board's Committees focus on the following risks:

Audit Committee	Compensation, Benefits and Talent Management Committee	Nominating, Governance and Social Responsibility Committee	Risk Committee	Technology Committee	Voya Board

•Financial Reporting Risk •Compliance Risk •Legal and Fraud Risk Model Risk	•Compensation and Benefits Risk •Talent Risk	•CEO Succession Risk •Corporate Responsibility Risk
Credit and
Counterparty Risk
Insurance Risk
Liquidity Risk
Market Risk
Non-Financial Risk:
•Issues with
Material Effect on
the Capital Plan
•Execution,
Delivery &
Process
Management
•Resilience and
Continuity Risk
•Information
Security/
Cybersecurity
Risk
•Regulatory
Compliance Risk
Model Risk
Technology Committee provides support to the other committees in furtherance of the Board's risk oversight strategy, where appropriate.
Strategic/
Business Risk:
•Emerging Risk
•Global Economy
and Geopolitical
•Product
Distribution Risk
•Competitive
Product Pricing
•Investor Risk
•Suitability Risk
•Reputational Risk
•Ratings
•Clients, Products
& Business
Practices
•Expense Risk
Any other Risk as
appropriate

The Board receives regular reports from the Risk Committee, the management risk committee of the Company and the
Company’s Chief Risk Officer on the Company’s ongoing adherence to the Board’s risk-related policies and the status of the
Company’s risk management programs. The Board continues to monitor its risk oversight for best practice alignment.
Board Strategy Oversight: The Board's role in overseeing the company's strategic direction is integral to effective risk oversight. By overseeing the strategic framework, the Board ensures that the Company is well-positioned to navigate the complexities of the business environment. This includes staying attuned to competitive dynamics, regulatory changes, and technological advancements that may affect the Company's operations and market positioning. Moreover, the Board actively monitors and evaluates strategic initiatives such as mergers, acquisitions, and product development to ensure alignment with long-term objectives.
This proactive approach helps mitigate risks associated with business decisions and external factors.

Voya 2026 Proxy Statement	21

CEO Succession Planning
Our Nominating, Governance and Social Responsibility Committee oversees the CEO succession planning process and together with the Chairperson of the Board facilitates, at least annually, the Board’s discussion of CEO succession planning.
Our CEO provides the Board with recommendations for and evaluations of potential CEO successors and reviews with the
Board development plans for the internal succession candidates. Directors engage with potential internal CEO candidates and senior management talent at Board and committee meetings and in less formal settings to enable directors to personally assess candidates. The Board reviews management succession in the ordinary course of business throughout the year as well as contingency planning in the event of an emergency or unanticipated event.
BOARD OPERATIONS
Our directors are actively engaged inside and outside of Board meetings.
Actively Engaged Board and Outstanding Attendance

8 BOARD MEETINGS IN 2025	30 STANDING COMMITTEE MEETINGS IN 2025	33 EXECUTIVE SESSIONS IN 2025
No director attended fewer than 75% of the aggregate number of meetings of the Board and of the committees on which the director served during 2025, which is the threshold for disclosure under SEC rules. In 2025, our directors attended, on average, 97% of the combined total meetings of the full Board and committees on which they served. In addition, we encourage our directors to attend each of our annual meetings of shareholders and, in 2025, 11 of 12 directors serving at the time attended.
Discussions and Communications Outside of Board Meetings
The chairs of our committees have regular meetings with management prior to committee meetings to review meeting agendas, time allocated to each agenda item and meeting materials, and to discuss specific agenda items to ensure that the meeting will sufficiently fulfill the information needs of committee members. After each meeting, and on an ad hoc basis as needed, committee chairs provide feedback to management in preparation for future meetings. The Non-Executive
Chairperson conducted similar meetings with the CEO, the Chief Legal Officer, and the Corporate Secretary with respect to
Board meetings. Directors are encouraged to regularly have discussions with each other and our senior management team and other key employees outside of Board meetings, as needed.
Our directors receive weekly analyst reports on the Company and its peers. In addition, they receive quarterly updates from senior management on meetings and interactions with investors, or more frequently, as warranted.

22	Voya 2026 Proxy Statement

Board and Committee Self-Assessments
Our Board is committed to enhancing its performance. Pursuant to NYSE requirements, our Corporate Governance Guidelines and the committee charters, the Board and each of its committees are required to conduct a self-evaluation on an annual basis. To fulfill this obligation, the Nominating, Governance and Social Responsibility ("NGSR") Committee solicits feedback through a written questionnaire, which is further supplemented by individual discussions with each director, the Non-Executive
Chairperson and the NGSR Committee chair.
The Corporate Secretary
initiates the feedback
process by developing
and circulating a written
questionnaire to directors
for completion in advance
of the individual
evaluation discussions.
The Corporate Secretary collects feedback
and insights from the directors. Summaries
of the questionnaire responses are
compiled and distributed to the Non-
Executive Chairperson and the NGSR
Committee chair to facilitate one-on-one
discussions. These reports are discussed
in executive session with the committee
chairs and full Board.
The Non-Executive
Chairperson and the NGSR
Committee chair share director
feedback with management to
address any requests or
enhancements in practices
that may be warranted.
Our processes enable directors to provide confidential feedback on topics including:
■Board/Committee information and materials;
■Board/Committee meeting mechanics, processes and structure;
■Board/Committee composition and leadership;
■Board/Committee responsibilities and accountability;
■Board meeting content and conduct; and
■Overall performance of Board members.
While this formal self-evaluation is conducted on an annual basis, directors share perspectives, feedback and suggestions with management and each other year-round.
Board Continuing Education
Our Corporate Governance Guidelines encourage directors to attend director continuing education courses by providing reimbursement of such courses sponsored by recognized organizations for up to $15,000 per year, per director. In addition, we provide, with the assistance of outside advisors as needed, presentations to the Board on current issues or topics relevant to the Board, including corporate governance trends and practices, artificial intelligence, cybersecurity, enterprise risk management, and external perspectives and views of analysts and investors. Our new directors participate in various orientation meetings with senior management and receive detailed presentations on our strategy and operations.
DIRECTOR INDEPENDENCE
As required by NYSE rules, our Board considers annually whether each of its members is “independent” for purposes of NYSE rules. Those rules provide that a director is “independent” only if our Board determines that the director does not have any direct or indirect material relationship with Voya.
Our Board has determined that each of Mses. Biggar, Butler, Chwick, DeRose and Gillis, and Messrs. Bowman, Ersek, Leary,
Lewis, Mullaney and Tripodi are independent. This determination was based, in part, on detailed information that each director provided our Board regarding his or her business and professional relationships, and those of his or her family members, with
Voya and those entities with which we have significant business or financial interactions.
In making its independence determinations, our Board considered both the “bright line” independence criteria set forth in
NYSE rules, as well as other relationships that, although not expressly inconsistent with independence under NYSE rules, could nevertheless constitute a “material direct or indirect relationship” that would prevent a director from being independent.
The Board considered certain ordinary course business, customer, or client transactions, ordinary course  charitable donations, and ultimately did not consider such relationships or transactions material. Our Board considers transactions to be in the ordinary course of business when such transactions are on terms substantially equivalent to those prevailing at the time for comparable transactions, that fall below the threshold levels set forth in our independence standards, and that do not impact a director’s independence.

Voya 2026 Proxy Statement	23

BOARD COMMITTEES
Our Board has the following Committees: Audit; Compensation, Benefits and Talent Management; Nominating, Governance
and Social Responsibility; Risk; Technology; and Executive. The current members of the Committees of the Board are identified below.

Audit Committee*

Key Responsibilities: The Audit Committee’s primary role is to assist the Board in fulfilling its oversight responsibilities of the financial reports and other financial information filed with the SEC or provided by us to regulators; our risk and capital profile and policies; our independent auditors’ qualifications and independence; and the performance of our independent auditors and our internal audit function. As discussed more fully in the Audit
Committee Charter, the Audit Committee performs many functions including:
■Exercising responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors, who report directly to the Audit
Committee;
■Reviewing and evaluating the qualifications, performance and independence of the lead partner of the independent auditors;
■Advising management, the internal audit department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting; and
■Meeting with management, the independent auditors and, if appropriate, the Chief
Auditor to discuss the scope of the annual audit, review and discuss the annual audited financial statements, and discuss any significant matters arising from any audit, among other matters described more fully in the Audit Committee Charter.
The Audit Committee operates pursuant to the Audit Committee Charter, available on our website https://investors.voya.com. See Part III — Audit-Related Matters of this proxy statement for additional information about our Audit Committee.

Members: 5 ■Lynne Biggar ■S. Biff Bowman ■Kathleen DeRose ■Aylwin B. Lewis (Chair, pictured) ■William J. Mullaney Audit Committee Financial Experts: ■S. Biff Bowman ■Aylwin Lewis Number of Meetings in 2025: 10

*The Board determined that all members of the Audit Committee are independent under the NYSE and SEC requirements.

24	Voya 2026 Proxy Statement

Compensation, Benefits and Talent Management Committee*

Key Responsibilities: The Compensation, Benefits and Talent Management Committee’s
primary role is to oversee the compensation and benefits of the CEO, Management
Executive Committee Members and other employees of the Company, and to review the
Company’s strategies related to talent management. As discussed more fully in the
Compensation, Benefits and Talent Management Committee Charter, the Committee
performs many functions including:
■Annually reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and evaluating his or her performance in light of these goals;
■Determining the compensation of our executive officers and other appropriate officers, and administering our incentive and equity-based compensation plans;
■Selecting, retaining, terminating and approving the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management; with respect to compensation consultants retained to assist in the evaluation of director, CEO or senior executive compensation, this authority is vested solely in the Compensation, Benefits and
Talent Management Committee; and
■Reviewing, assessing and making reports and recommendations to the Board as appropriate on the Company’s policies, procedures and strategies relating to (a)
the recruitment, retention and development of management resources, (b) talent management, (c) employee engagement and well-being, (d) workplace environment and corporate culture and (e) succession planning, with the emphasis on succession at the executive officer level and with the exception of CEO succession planning, which is overseen by the Nominating, Governance and
Social Responsibility Committee.
The Compensation, Benefits and Talent Management Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee and/or may delegate some or all of its authority over any compensation plan or arrangement (except regarding any compensation action with respect to executive officers), to one or more officers of the Company. The Compensation, Benefits and Talent Management Committee
operates pursuant to the Compensation, Benefits and Talent Management Committee
Charter, available on our website https://investors.voya.com.

Members: 6 ■Lynne Biggar (Chair, pictured) ■Yvette S. Butler ■Hikmet Ersek ■Robert G. Leary ■Aylwin B. Lewis ■Joseph V. Tripodi Number of Meetings in 2025: 8

*The Board determined that all members of the Compensation, Benefits and Talent Management Committee are independent under the
NYSE and SEC requirements.

Voya 2026 Proxy Statement	25

Nominating, Governance and Social Responsibility Committee*

Key Responsibilities: The primary role of the Nominating, Governance and Social
Responsibility Committee is to identify, evaluate and recommend individuals qualified to become members of the Board, select or recommend director nominees to stand for election at each annual meeting or to fill vacancies, and oversee the annual performance evaluation of each committee. As discussed more fully in the Nominating, Governance and
Social Responsibility Charter, the Committee performs many functions including:
■Identifying and recommending candidates for election to our Board and each
Board Committee;
■Reviewing and reporting to the Board on compensation of directors and Board
Committee members;
■Developing, recommending and monitoring corporate governance principles applicable to the Board and the Company as a whole;
■Reviewing corporate responsibility matters of significance to the Company; and
■Overseeing succession planning for the CEO and the development of the processes and protocols regarding succession plans for the CEO, and reviewing the development of individual high-potential executives.
The Nominating, Governance and Social Responsibility Committee operates pursuant to the
Nominating, Governance and Social Responsibility Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■Jane P. Chwick ■Hikmet Ersek** ■Ruth Ann Gillis ■Robert G. Leary ■Aylwin B. Lewis ■William J. Mullaney ■Joseph V. Tripodi (Chair, pictured) Number of Meetings in 2025: 4

*The Board has determined that all members of the Nominating, Governance and Social Responsibility Committee are independent under the NYSE requirements.
**Mr. Ersek will assume the role of chair of the Nominating, Governance and Social Responsibility Committee effective upon the election of directors at the Annual Meeting. Mr. Tripodi will continue to serve as a member of the Committee.

26	Voya 2026 Proxy Statement

Risk Committee

Key Responsibilities: The primary role of the Risk Committee is to assist the Board in fulfilling its oversight of management’s responsibilities with respect to enterprise risk management. As discussed more fully in the Risk Committee Charter, the Committee performs many functions including:
■Overseeing and reviewing information regarding enterprise risk management including significant policies, procedures, and practices employed to manage all risk types;
■Reviewing the investment strategy, portfolio composition and investment performance pertaining to our general account;
■Monitoring our capital needs, liquidity and financing arrangements, our ability to access capital markets and our financing plans;
■Reviewing the Company’s business continuity planning and disaster recovery capabilities and contingency plans; and
■Reviewing and making recommendations to the Board with respect to our capital management policies, including repurchases of securities, dividends on our common stock and preferred stock and stock splits.
The Risk Committee operates pursuant to the Risk Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■S. Biff Bowman ■Yvette S. Butler ■Jane P. Chwick ■Kathleen DeRose (Chair, pictured) ■Hikmet Ersek ■Ruth Ann M. Gillis ■Robert G. Leary Number of Meetings in 2025: 4

Voya 2026 Proxy Statement	27

Technology Committee

Key Responsibilities: The Technology Committee is primarily responsible for reviewing the Company’s technology strategy. Its functions include:
■Reviewing the Company's technology strategy and policies;
■Monitoring the health and efficiency of the Company's technology infrastructure;
■Monitoring existing and future trends in technology that may affect the Company's strategic plans; and
■Reviewing and making recommendations to the Board with respect to technology investments in support of the Company's technology strategy.
The Technology Committee operates pursuant to the Technology Committee Charter, available on our website https://investors.voya.com.

Members: 7 ■Lynne Biggar ■S. Biff Bowman ■Yvette Butler ■Jane P. Chwick (Chair, pictured) ■Kathleen DeRose ■William J. Mullaney ■Joseph V Tripodi Number of Meetings in 2025: 4

Executive Committee

Key Responsibilities: The Executive Committee of the Board is responsible for taking action on behalf of the Board when required in exigent circumstances, where it is impracticable to convene or obtain the unanimous written consent of the full Board.
The Executive Committee operates pursuant to the Executive Committee Charter, available on our website https://investors.voya.com.

Members: 3 ■Kathleen DeRose ■Ruth Ann Gillis (Chair, pictured) ■Heather Lavallee Number of Meetings in 2025: 0

28	Voya 2026 Proxy Statement

OUR EXECUTIVE OFFICERS
Management of the Company is led by the Management Executive Committee, which comprises all of the executive officers set forth below. The Management Executive Committee is tasked with setting corporate strategy, managing overall operating performance, building a cohesive culture and establishing our organizational structure. The following table presents information regarding our executive officers as of the date of this proxy statement.

Heather Lavallee, President and Chief Executive Officer Age: 56
President and Chief Executive Officer of Voya Financial, Inc. since January 2023. Additional biographical information regarding
Ms. Lavallee is provided above, under “Our Director Nominees.”

Jay Kaduson, Chief Executive Officer, Workplace Solutions Age: 50
Mr Kaduson has served as Chief Executive Officer of Workplace Solutions since January 2025. In this role, he oversees
Voya’s Retirement, Wealth Management and Employee Benefits businesses and the execution of the Company’s workplace strategy. Mr. Kaduson has more than 28 years of leadership experience in the financial services industry. Prior to joining Voya, he was a principal at PwC, where he led the firm’s growth business and had oversight of the insurance, retirement, and wealth practices. Earlier in his career, Mr. Kaduson spent 16 years at MetLife in a variety of leadership roles across group benefits, wealth, retirement, retail, asset management, and M&A, gaining broad experience in business transformation and value creation.
Mr. Kaduson received a Juris Doctor from the New England School of Law and a bachelor’s degree from Muhlenberg College.

Michael Katz, Executive Vice President, Chief Financial Officer Age: 50
Mr. Katz has served as Executive Vice President and Chief Financial Officer, overseeing the Company’s Finance organization since January 2025, prior to which he was the chief financial officer for Voya’s Annuities, Individual Life and Employee Benefits
businesses. Mr. Katz has over 25 years of financial services experience across a variety of leadership roles within Voya and was instrumental in Voya’s preparation of its May 2013 initial public offering and more recently, the sale of its annuities and life businesses. Prior to his appointment as Chief Financial Officer, Mr. Katz served as Executive Vice President of Finance, where he led Financial Planning & Analysis, Treasury, and Investor Relations, and previously as Chief Financial Officer for the
Annuities, Individual Life, and Employee Benefits businesses. Earlier in his Voya career, he held leadership roles spanning product development, capital management, actuarial functions, and business strategy.  Before joining Voya, he served in a variety of financial reporting and planning roles at Aegon.
Mr. Katz is a fellow of the Society of Actuaries and holds a bachelor of science degree in business administration from
Pennsylvania State University.

Voya 2026 Proxy Statement	29

Santhosh Keshavan, Executive Vice President, Chief Technology and Operations Officer Age: 52
Executive Vice President since March 2021, Chief Information Officer since 2017, and most recently, Chief Technology and
Operations Officer, Mr. Keshavan is responsible for the firm’s technology systems, data and digital organization, information security and infrastructure and global operations. Mr. Keshavan has more than 30 years of public and private sector experience as a transformation leader, including expertise in financial services, technology and operations. He has extensive experience in complex program management, including acquisitions and divestitures. Prior to joining Voya, Mr. Keshavan held the position of EVP and CIO for Regions Bank based in Birmingham, Alabama, from 2010 to 2017. In this role, he managed core systems, enterprise and corporate systems, and enterprise data services. Previously, Keshavan served as vice president for the pricing and cash management division at Fidelity Investments. Prior to that, he held various positions at SunGard Data
Systems (now FIS), eventually being named managing director, International Operations, with a focus on the retirement services industry. Mr. Keshavan serves on the boards of the New York Institute of Technology, Voya India, and as an
Independent Director for HDFC Bank, India’s biggest private lender.
Mr. Keshavan has a bachelor’s degree in Computer Science from University of Mysore in India and a master’s of business administration from the University of Alabama at Birmingham with a major in Information Systems.

Jacques Longerstaey, Executive Vice President, Chief Risk Officer Age: 62
Executive Vice President and Chief Risk Officer since April 2025, Mr. Longerstaey is responsible for overseeing Voya's enterprise-wide and business-level risk monitoring and management programs. Mr. Longerstaey works with the Board and senior management to establish and manage an enterprise risk appetite framework consistent with Voya's strategic goals.
Prior to joining Voya, Mr. Longerstaey spent over 30 years in risk management. Most recently, he served as CRO for Nuveen and head of Financial Risk for the TIAA parent, where he had oversight of all aspects of risk management from market, investment and credit to operational, reputational and compliance risks. Prior to that, he was chief investment risk and model risk officer at Wells Fargo Bank, Wealth and Investment Management division. Mr. Longerstaey has held senior positions at
State Street Global Advisors SSGA and Putnam Investments, among others. Mr. Longerstaey has also served as Honorary
Consul of Belgium for New England and is a member of the Board of Trustees of the Global Association of Risk Professionals.
He serves on the boards of the Eldredge Public Library and the Atwood House Museum in Chatham, MA.
Mr. Longerstaey holds a degree in Economics from the University of Louvain in Belgium.

30	Voya 2026 Proxy Statement

Trevor Ogle, Executive Vice President, Chief Legal Officer Age: 49
Serving as Executive Vice President and Chief Legal Officer since May 2025, Mr. Ogle oversees all aspects of Voya's Law and
Compliance functions, and advises the CEO, other members of the executive committee, and the board on legal, regulatory, securities and corporate law matters. In his current role Mr. Ogle also oversees Voya’s corporate development and enterprise strategy functions, reflecting Mr. Ogle’s leadership role in negotiating and executing Voya’s transformational divestitures and acquisitions over the past decade, and his contributions to the design of the Company’s strategy. Prior to becoming Voya’s
Chief Legal Officer, Mr. Ogle was Voya’s Executive Vice President and Chief Strategy, M&A and Corporate Transactions
Officer since September 2022. Mr. Ogle, who joined Voya in 2013, had earlier roles as the Company’s Head of Corporate
Development, and as its deputy general counsel with responsibility for M&A, securities, financing, and corporate law. Prior to joining Voya, Mr. Ogle was an attorney in the General Practice Group of Sullivan & Cromwell LLP, where he focused on public and private corporate transactions, securities law, corporate finance, and general corporate law matters.
Mr. Ogle earned his Juris Doctor from the University of Toronto and his bachelor’s degree in life sciences from Queen’s
University in Kingston, Ontario, Canada.

Brannigan Thompson, Executive Vice President, Chief Human Resources Officer Age: 49
Mr. Thompson was appointed as Executive Vice President, Chief Human Resources Officer in August 2023 and is responsible for Human Resources, Corporate Responsibility and the Voya Foundation. He directs a strategy aimed at building the organization’s human capital by attracting, retaining and developing world-class employees and incentivizing them to deliver superior performance. Mr. Thompson joined Voya predecessor company ING in 2000 and has held positions of increasing responsibility in the United States, the United Kingdom and the Netherlands. Previously, he was senior vice president, HR —
Workplace, Corporate Functions and Talent & Leadership Development, during which time he was key to the creation and adoption of Voya’s purpose and vision. Mr. Thompson has provided HR support for each of Voya’s businesses and corporate functions. He has also led work and teams across various Voya HR functions ranging from talent and leadership development to performance and rewards management. Prior to joining ING, he was an executive compensation consultant for Towers
Perrin, which is now Willis Towers Watson and branded as WTW.
Mr. Thompson earned a bachelor’s degree in business administration/finance, with a minor in economics, from University of
North Carolina at Chapel Hill.

Voya 2026 Proxy Statement	31

Matthew Toms, Chief Executive Officer, Investment Management Age: 53
Mr. Toms is Chief Executive Officer of Voya Investment Management and leads the strategic direction and operational performance of the asset management business of the Company, which manages approximately $360 billion in assets under management (as of December 31, 2025) across public and private fixed income, equities, multi-asset solutions and alternative strategies for institutions, financial intermediaries and individual investors. Prior to becoming CEO in January 2024, Mr. Toms was the first global chief investment officer (CIO) at Voya Investment Management. In the global CIO role, he led a team of investment professionals with broad oversight of investment strategies and solutions across the firm. Prior to becoming global
CIO in 2022, Mr. Toms served as CIO of fixed income. In this role, he led a team of more than 100 investment professionals who oversaw more than $200 billion in private and public fixed-income assets. He joined Voya Investment Management in
2009 as head of public fixed-income investments. Mr. Toms has over 30 years of asset management experience, both domestically and internationally. Prior to joining Voya, he worked at Calamos Investments, where he built their fixed-income business. He also has prior portfolio management experience at Northern Trust and Lincoln National.
Mr. Toms earned a Bachelor of Business Administration degree from the University of Michigan and is a CFA® Charterholder.

Rachel Tressy, Executive Vice President, Chief Auditor Age: 56
Ms. Tressy is Executive Vice President and Chief Auditor, a position she has held since October 2024, overseeing the Internal
Audit and Financial Control Risk teams, providing independent, objective assurance and advisory services designed to add value, improve operations and support the Audit Committee in fulfilling its oversight role.  She joined Voya in 2016, and has held positions of increasing responsibility across business, risk management and audit functions. Before joining Voya, she spent over 15 years at the Cigna Group in audit and business roles. Ms. Tressy began her career at Ernst & Young. Ms. Tressy serves on the board of directors for Wheeler Health as the chair, also serving on the Executive and Quality Committees and as chair of the Audit Committee. She also serves on the boards of Grace Academy and the Connecticut Society of CPAs and is
an executive sponsor of Voya’s Volunteerism Council.
Ms. Tressy earned her Master of Business Administration in accounting at the University of Connecticut, and her bachelor’s degree in political science from Holy Cross College. She holds CPA, CIA, CRMA and NACD.DC designations.

32	Voya 2026 Proxy Statement

SHAREHOLDER ENGAGEMENT
Robust shareholder engagement is a long-standing priority of Voya’s Board and management team, and we value the feedback and perspective of our shareholder. Our Chief Executive Officer, Chief Financial Officer, and members of our Investor
Relations team, regularly engage with a broad base of investors through quarterly earnings calls, investor day events and other various industry conferences. In 2025, Voya's senior management and Investor Relations teams engaged in:
■Over 130 meetings with unique shareholders
■Over 230 shareholder meetings with C-suite participation
■10 investor conferences
■Over 50 IR-only meetings with shareholders
The feedback gathered through these engagements is routinely shared with both management and the Board, providing valuable insights into shareholder viewpoints.
In addition, we connect directly with our shareholders on various governance topics throughout the year. In 2025, we engaged with shareholders representing 82% of Voya’s outstanding shares and met with those shareholders who accepted a meeting, a group representing approximately 29% of outstanding shares. The engagement team included our Head of Investor Relations,
Head of Total Rewards, and our Head of Sustainability. Our discussions with shareholders were constructive, focusing on a wide range of topics, including:
■Corporate Governance - our shareholders expressed broad support of Voya’s governance framework and characterized our disclosures as clear, credible, and aligned with best practice.
■Board Composition - feedback from shareholders affirmed that Voya’s Board has a balanced and relevant mix of skills and experience, underpinned by strong independent governance, including the separation of the Board Chair and
CEO roles.
■Executive Compensation - feedback indicated that our approach to performance-based pay aligns with market standards and that our shareholders are comfortable with the direction of our program.
Investor presentations are available on the Investors — Events and Presentations section of Voya’s investor relations website at https://investors.voya.com. These investor presentations, as well as any other information found on the website, are not incorporated by reference into this proxy statement.

Shareholder meetings offered to 82% of the Company's shareholder base	Met with 100% of shareholders who accepted our offer	Discussions and feedback from holders of 29% of outstanding shares

Annual Shareholder Engagement Cycle

Voya 2026 Proxy Statement	33

Part II: Compensation Matters
Proposal 2. Advisory Vote to Approve Executive Compensation
Section 14A of the U.S. Securities Exchange Act of 1934 (Exchange Act) requires that shareholders be given the opportunity to cast an advisory vote on the compensation of our named executive officers, or NEOs. Our NEO compensation for 2025 is disclosed and discussed in detail below.
We believe that the success of our business is based on our ability to attract, retain and motivate the executive officers who determine our strategy and provide the leadership necessary to ensure that we execute our business plan and foster long-term value creation for our shareholders. To support the achievement of these objectives, we focus our executive compensation programs on the principle of pay-for-performance. Consistent with this principle, our programs condition a significant portion of the compensation our executives receive on the achievement of business and individual performance results. The mix of compensation components is intended to provide our NEOs with a competitive total compensation package that both rewards short-term results and drives long-term corporate performance that results in sustained value creation.
We urge shareholders to read the Compensation Discussion and Analysis section of this proxy statement, as well as the
“Summary Compensation Table” and related compensation tables and narrative appearing on pages 54 through 55 of this proxy statement, which provide detailed information on the Company’s compensation policies and practices and the compensation of our NEOs.
Accordingly, the following resolution will be presented at our Annual Meeting:
RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby
APPROVED.
This vote is only advisory and will not be binding on the Compensation, Benefits and Talent Management Committee of the
Board, which is responsible for determining the compensation of our NEOs. The results of the vote will be taken into account, however, by the Committee when considering our compensation policies and procedures. We have determined that this vote will occur annually, and the next advisory vote will take place at our 2027 Annual Meeting of Shareholders.
Board Recommendation: Our Board unanimously recommends that shareholders vote FOR the resolution approving the compensation paid to the NEOs.

34	Voya 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis describes our compensation objectives and reviews compensation decisions for our NEOs. For 2025, our NEOs were as follows:

Name	Position

Heather Lavallee	President and Chief Executive Officer
Michael Katz	Executive Vice President, Chief Financial Officer
Jay Kaduson	Chief Executive Officer, Workplace Solutions
Matthew Toms	Chief Executive Officer, Investment Management
Santhosh Keshavan	Executive Vice President, Chief Technology and Operations Officer
2025 Business Highlights
The Company recorded $613 million in full-year 2025 net income available to common shareholders, or $6.29 per diluted share, and $861 million in full-year 2025 after-tax adjusted operating earnings, or $8.85 per diluted share. In 2025, the
Company generated approximately $775 million of excess capital, which was approximately 90% of after-tax adjusted operating earnings. For additional information highlighting our 2025 business results, please see the discussion of individual
NEO accomplishments starting on page 43. Adjusted operating earnings is a non-GAAP measure. See Exhibit A - Non-GAAP
Financial Measures.
Shareholder Outreach
Voya has a long history of strong shareholder support on our say-on-pay votes. We received 98.2% support in 2024 and
98.4% support in 2025. We believe that this level of support demonstrates the effectiveness of our executive compensation program design, our commitment to transparent disclosure, and thorough engagement with investors.
In our recent discussions, shareholders reinforced the importance of alignment of pay and performance and commended the changes we have made to our compensation programs and disclosure practices in recent years responding to shareholder input. The Compensation, Benefits and Talent Management Committee will continue to consider additional feedback we receive from our shareholders, as well as the results of our annual shareholder advisory votes, when reviewing our executive compensation programs and policies.

Voya 2026 Proxy Statement	35

Key 2025 Compensation Actions
The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the
Compensation Committee with respect to 2025 are set forth below.

Incentive Type	Compensation Element	Form of Compensation	Performance Metric	Objective/Purpose	Subject to Clawback and Forfeiture	Key 2025 Actions and Outcomes

Fixed	Base salary	Cash	N/A	Compensates NEOs for the day-to-day services performed for the Company. Attracts and retains talented executives with competitive compensation levels.	Yes
Base salary increases
made for Ms. Lavallee
and  Mr. Toms to
maintain market
competitiveness. Base
salary increase for Mr.
Katz in connection with
his promotion to CFO
in Jan. 2025.
Established Mr.
Kaduson's base salary
as a new executive
officer.

Variable	Annual cash incentive compensation	Cash	Adjusted Operating Earnings (50%) Profitable Revenue Growth (30%) Strategic Indicators, with qualitative and quantitative measures (20%)	Motivates executives to achieve performance goals selected based on the Company’s annual business plan. Pay differentiation based on business and individual performance.	Yes	Performance was above target for Adjusted Operating Earnings, Profitable Revenue Growth and Strategic Indicators, resulting in a 155% funding level.

Variable	Long-term equity- based incentive compensation	Performance Stock Units (PSUs) weighted 55% Restricted Stock Units (RSUs) weighted 45%
PSUs granted in 2026
have forward-looking
performance vesting
conditions for the
2026-2028 period
based on the following
metrics:
Relative Total
Shareholder Return
(TSR) (50%)
Adjusted Operating
Earnings Per Share
(EPS) (30%)
Adjusted Operating
Return on Equity
(ROE) (20%)

Equity-based compensation
helps to foster a culture that is
focused on long-term value
creation and enables retention
of share ownership, and is
used to retain executive
talent.
PSUs are subject to 3-year
cliff-vesting.
RSUs vest annually in three
equal installments.
The performance group for
evaluating our relative TSR
achievement consists of
companies in our 2025
Comparison Group plus the
addition of MetLife Inc. and
Prudential Financial, Inc
(refer to page 40).
Yes
Performance measures
for the PSU awards
vesting in 2026 were
based on the three-
year period 2023-2025,
and was below target
for Adjusted Operating
ROE, Adjusted
Operating EPS, and
relative TSR. The
resulting payout was
35% of target for the
PSUs granted in 2023.

Variable	2022 One-Time Award in connection with leadership transition	Performance Stock Units (weighted 80% for CEO; 70% for non-CEO grantees) Restricted Stock Units (weighted 20% for CEO; 30% for non-CEO grantees)
PSUs had six stock
price vesting hurdles
ranging from $69.10/
share to $119.10/
share (2x the grant
price of $59.55/
share), measured
over the 3- year
performance period
ending 6/30/25.
CEO RSUs cliff-
vested on July 1,
2025; non-CEO RSUs
vest ratably in three
annual tranches over
three years
(2023-2025).

The one-time award was
intended to focus then CEO-
elect, Heather Lavallee, on
achieving business objectives
resulting in stock price
appreciation, retaining the
executive team over the next
three years, and helping to
build meaningful stock
ownership. The PSUs were
designed to specifically
incentivize significant and
sustained stock price
performance.
Yes
In June and October
2025, the PSUs earned
in 2024 (as a result of
achieving the second
stock price hurdle of
$79.10) vested for the
CEO and other eligible
NEOs, respectively.
No additional stock
price hurdles were
achieved, resulting in
the cancellation of all
outstanding PSUs
related to these
awards.

36	Voya 2026 Proxy Statement

Why We Use These Performance Metrics in Our Incentive Compensation Program
Our incentive compensation components consist of: (1) annual cash incentive awards that incentivize our NEOs to achieve pre-determined annual Company goals and individual performance with respect to such Company goals, and (2) long-term equity based incentive awards that incentivize our NEOs to increase shareholder value over a sustained period of time and to achieve pre-determined long-term Company performance goals, which align the interests of our NEOs with the interests of our shareholders.
We believe that the use of a portfolio of performance metrics in the incentive compensation program, reflecting operating profitability, capital efficiency, return on equity and relative stock price, are appropriate to motivate our executives to achieve outstanding results in any fiscal year, and, at the same time, help build long-term value for shareholders. We describe why we use these metrics in detail below.
Annual Cash Incentive Compensation:
Adjusted Operating Earnings
This earnings-based metric reflects the financial performance of the entire Company and its underlying profitability factors and excludes certain items that are not indicative of ongoing performance. Adjusted Operating Earnings is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.
Profitable Revenue Growth
This compensation metric measures Adjusted Operating Margin and commercial momentum in each segment: Retirement's
Defined Contribution net flows, Investment Management's net flows excluding divested business and general account flows, and Employee Benefits in-force premiums and fees. We believe these metrics incentivize growth while maintaining a focus on the profitability of new business. Adjusted Operating Margin is a non-GAAP financial measure. See Exhibit A — Non-GAAP
Financial Measures.
Strategic Indicators
The strategic indicators consist of qualitative and quantitative metrics that drive financial performance and provide indications of current and future growth or net profit trajectories, such as integrating the acquired OneAmerica business, customer satisfaction, and simplifying technology. The indicators align with metrics and initiatives that we periodically share with investors on our quarterly earnings calls. We believe that, taken together, these are useful compensation measures as they align compensation decisions with measures and strategies that contribute to the achievement of our profitability and
ROE goals.
Long-Term Equity-based Incentive Compensation:
Relative Total Shareholder Return (TSR)
The relative TSR metric ties a portion of PSU vesting directly to shareholder return outcomes versus our TSR comparison group, reinforcing the alignment of executive pay with shareholder interests. Our TSR comparator group is periodically updated to reflect companies against which we believe investors view our relative performance. For the 2026 PSU award granted with respect to 2025 performance, the performance group for evaluating our relative TSR achievement consists of companies in the Comparison Group plus the addition of MetLife Inc. and Prudential Financial, Inc. (described on page 40).
Adjusted Operating Earnings per Share (EPS)
This earnings measure reflects earnings generated for common shareholders on a per‑share basis and its inclusion as a performance measure aligns management incentives with shareholder value creation. We measure EPS on an absolute basis to minimize the complications associated with relative EPS, such as having to adjust peer companies’ EPS for exclusions.
Adjusted Operating Earnings per Share is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.
Adjusted Operating Return on Equity (ROE)
Adjusted Operating ROE measures the company's financial performance across the enterprise because it includes the earnings contributions of all our segments, including Corporate. This metric drives excess capital that can be used to invest in our businesses and/or for share repurchases leading to future EPS growth. Importantly, it measures how effectively we use equity capital. Adjusted Operating ROE is a non-GAAP financial measure. See Exhibit A — Non-GAAP Financial Measures.

Voya 2026 Proxy Statement	37

2025 NEO Compensation
The following table shows the base salary earned during 2025 as well as annual cash incentives paid and equity awards granted to our NEOs in first quarter of 2026 based on results in the 2025 performance year.

			Long-Term Incentive (LTI) Grant Value

	Annual Base Salary	Annual Cash Incentive	PSUs	RSUs	Total LTI	Total Compensation for 2025

Ms. Lavallee(1)	$991,667	$4,456,000	$5,926,250	$4,848,750	$10,775,000	$16,222,667
Mr. Katz	$650,000	$3,400,313	$1,914,000	$1,566,000	$3,480,000	$7,530,313
Mr. Kaduson(2)	$598,958	$3,342,188	$1,973,125	$1,614,375	$3,587,500	$7,528,646
Mr. Toms(3)	$645,833	$3,765,531	$2,194,500	$1,795,500	$3,990,000	$8,401,365
Mr. Keshavan	$600,000	$2,406,375	$1,475,100	$1,206,900	$2,682,000	$5,688,375
(1)Ms. Lavallee's salary is based on her annualized base salary of $950,000 from January 1, 2025 through February 28, 2025 and her annualized base salary of $1,000,000 from March 1, 2025 through December 31, 2025.
(2)Mr. Kaduson's salary is based on his annualized base salary of $625,000 from January 16, 2025 through December 31, 2025.
(3)Mr. Toms' salary is based on his annualized base salary of $625,000 from January 1, 2025 through February 28, 2025 and an annualized base salary of $650,000 from March 1, 2025 through December 31, 2025.
The information contained in this supplemental table differs substantially from the total direct compensation information contained in the “Summary Compensation Table” for 2025 because the stock awards and option awards columns for a particular year in the “Summary Compensation Table” report awards granted in that fiscal year (not equity awards granted in respect of the preceding performance year). For example, the “Summary Compensation Table” for 2025 includes awards made in February 2025 based on results in the 2024 performance year but does not include awards made in February 2026 based on results in the 2025 performance year. The information presented above, in contrast, includes stock-based grants made in
February 2026 based on results in the 2025 performance year and not the stock-based grants made in February 2025 based on results in the 2024 performance year. The table above is not intended to be a substitute for the reporting of compensation in accordance with SEC rules as shown in the 2025 Summary Compensation Table beginning on page 54.

38	Voya 2026 Proxy Statement

2025 Executive Compensation Structure and Pay Mix is Aligned with Performance
Approximately 94% of the total compensation delivered to our CEO and 91% delivered to our other NEOs in 2025 was variable. By variable, we mean that there is no guarantee that executives will actually realize the originally intended “target”
compensation values. This variable feature demonstrates management’s alignment with shareholders’ interests, as the delivery of the variable compensation is dependent on performance, including our stock price. We believe that the mix of compensation, the allocation between cash and equity, the time horizon between short-term and long-term, and the differentiation between fixed and variable compensation collectively provide appropriate incentives to motivate near-term performance, while providing significant incentives to keep executives focused on longer-term corporate goals that drive shareholder value.

CEO
Other NEOs
6%
28%
66%
66% equity-based incentive
94% at-risk
9%
44%
47%
47% equity-based incentive
91% at-risk
Salary
Annual Cash Incentive
Long-Term Equity Incentive

Our Executive Compensation Philosophy
The following principles help guide and inform the Compensation, Benefits and Talent Management Committee in delivering effective executive compensation programs that drive performance, mitigate risks and foster the attraction, motivation and retention of top leadership talent to enable us to execute our business plan and ultimately deliver shareholder value.

Attract and retain talent
Our success depends on the quality of our executive team. Our compensation program needs to be market-competitive in order to attract and retain a talented and diverse workforce. We regularly review peer group compensation data to inform competitive and reasonable compensation decisions to help grow and sustain our business in a changing and challenging environment.

Pay for performance
A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance. The performance metrics and goals are reviewed and challenged by the Compensation,
Benefits and Talent Management Committee before they are approved, with the objective of making the goals rigorous and challenging to motivate and reward stretch performance.

Transparency with and feedback from shareholders
We believe that transparency with shareholders relating to our executive compensation program is essential. We are continuously improving the disclosure of our programs to provide enough information and context for shareholders to assess the effectiveness of our programs. We proactively engage with shareholders and take actions to improve our compensation programs based on feedback from shareholders.

Integrate risk management into compensation
Risk management and clawback policies need to be robust to deter imprudent risk taking.
We conduct an annual review of the features of our compensation program that guard against excessive risk-taking.

Voya 2026 Proxy Statement	39

Compensation Governance
We are committed to good compensation governance, which we believe promotes the long-term interests of our shareholders, fosters sustained business success, and strengthens Board and management accountability. We have the following practices in place to promote the long-term interests of our shareholders.

Key Compensation-Related Governance Practices

What we do:	What we don’t do:

✔Significant percentage of target annual compensation
is delivered in the form of variable compensation tied
to performance.
✔Long-term objectives are aligned with the creation of
shareholder value.
✔Performance assessment of the CEO is conducted by
the Compensation, Benefits and Talent Management
Committee with input from all independent directors
and support from the Committee’s independent
compensation consultant to inform the Committee's
assessment.
✔A majority of long-term incentive equity grants to our
NEOs are in the form of performance share units
(PSUs).
✔The Compensation, Benefits and Talent Management
Committee’s independent compensation consultant
performs services only for the Committee.
✔Executive perquisites are limited and do not include tax
gross-ups.
✔Executives are subject to a rigorous clawback policy
that exceeds the NYSE listing requirements.
✔Compensation programs do not encourage excessive
risk-taking.
✔Executives are subject to robust stock ownership
guidelines.

✘No automatic single-trigger acceleration of equity
awards in a change in control transaction.
✘No “liberal share recycling” or dividends / dividend
equivalent rights for stock options or stock appreciation
rights.
✘No excise tax gross-up provisions.
✘No re-pricing of stock options or stock appreciation
rights permitted without shareholder approval.
✘No hedging or pledging of Voya securities is permitted
under Company policy.

Participants in the Process to Determine Compensation
Compensation, Benefits and Talent Management Committee and the Board
The Committee is responsible to our Board for:
■Evaluation of corporate goals and objectives relevant to the compensation of our NEOs as well as individual goals and objectives relevant to the compensation of our CEO;
■Evaluation of the market competitiveness of each NEO’s total compensation package based on market data and each executive’s experience and contributions;
■Review and approval of the CEO’s compensation based on an evaluation of the CEO’s performance in light of goals and objectives that were approved by the Compensation, Benefits and Talent Management Committee;
■Approval of any change to the total compensation package of NEOs, including base salary, annual cash incentive awards and long-term equity incentive awards; and
■Review and oversight of the Company’s strategies relating to talent management.
For the CEO, the Compensation, Benefits and Talent Management Committee also receives input from all of the independent directors in assessing CEO performance and reviewing CEO compensation.

40	Voya 2026 Proxy Statement

Chief Executive Officer
Within the framework of the compensation programs approved by the
Compensation, Benefits and Talent Management Committee and based on evaluation of individual performance and potential as well as review of market competitive positions, our CEO recommends the level of base salary, the annual cash incentive award and the long-term equity incentive award value for the other NEOs. The Committee reviews and discusses our CEO’s
recommendations and approves any compensation changes affecting our NEOs as it determines in its sole discretion.

Independent Compensation Consultant
The Compensation, Benefits and Talent Management Committee retains Frederic
W. Cook & Co., Inc. (FW Cook) to serve as its independent executive compensation consultant.
FW Cook regularly attends Committee meetings and assists and advises the
Committee in connection with its review of executive compensation policies and practices. FW Cook provides market data, trends and analysis regarding our executive compensation in comparison to our peers to assist the Committee in its decision-making process. The Committee conducted an evaluation of FW Cook to assess performance. The Committee has reviewed and confirmed the independence of FW Cook. FW Cook does not perform any other work for management.

Evaluating Market Competitiveness
Comparison Group
The Compensation, Benefits and Talent Management Committee has established a comparison group of peer companies, with the assistance and advice of the Company’s management and FW Cook. The Committee uses this comparison group, in part, to evaluate the Company’s compensation policies and practices, and as a means by which to measure the compensation packages of its executives. In establishing the comparison group, the Committee considers certain factors, including whether potential member companies competed with us in the same competitive labor market or in similar lines of business, the potential member companies’ market capitalization and various other factors, including the revenues, workforce size and assets under management or assets under administration of potential member companies, and ensures that the group is consistent with how investors assess relative performance.
The Committee reviews the comparison group annually to ensure the relevance of the group and to evaluate any changes in the Company’s own business mix as well as those of the peer companies.
For 2025, the comparison group of companies considered by the Committee (Comparison Group) for competitive data for all of our NEOs was the same as the 2024 Comparison Group, except for the addition of Corebridge Financial, Inc. and the removal of MetLife Inc. and Prudential Financial, Inc. and included the following companies:
■Alight, Inc.
■Ameriprise Financial, Inc.
■CNO Financial Group, Inc.
■Conduent, Inc.
■Corebridge Financial
■Equitable Holdings, Inc
■Franklin Resources, Inc.
■The Hartford Financial
Services Group, Inc.
■Health Equity, Inc.
■Invesco Ltd.
■Lincoln National Corp.
■Northern Trust Corporation
■Principal Financial Group, Inc.
■T. Rowe Price Group, Inc.
■Unum Group
Corebridge was added to reflect its emergence as a standalone competitor of Voya in the Retirement market following its spin-
off from AIG and subsequent transactions that increased its independence from its former parent. MetLife and Prudential were removed in consideration of their considerably larger market capitalizations relative to that of Voya.
The 2026 Comparison Group will be the same as the 2025 Comparison Group. No changes were made as a result of the
Compensation, Benefits and Talent Management Committee’s annual review, as the peer group continues to be well aligned with Voya from both a median revenue and market capitalization perspective.

Voya 2026 Proxy Statement	41

Surveys and Competitive Data
As part of its 2025 compensation review, the Compensation, Benefits and Talent Management Committee also considered compensation data provided by a number of surveys and sources to determine the relative competitiveness of compensation programs as well as competitive levels of pay. These surveys and sources included: (1) a diversified study of executive compensation in the insurance and financial services industries prepared by Willis Towers Watson (Willis Towers Watson
Survey) (2) a survey of investment management companies prepared by Aon McLagan (McLagan Survey), a consulting firm that provides market pay and performance information in the financial services industry; and (3) proxy data of the
Comparison Group.
The Committee takes into consideration the Willis Towers Watson Surveys,  the McLagan Survey, and proxy data of the
Comparison Group as appropriate when making decisions on base salary, annual cash incentive and long-term equity incentive opportunities for NEOs except the CEO. For the CEO, the Committee solely takes into consideration proxy data of the Comparison Group. The identity of the individual companies comprising the survey data is disclosed to the Committee in its evaluation process.
Determination of 2025 Compensation
In late 2024 and early 2025, the Compensation, Benefits and Talent Management Committee met multiple times to consider the compensation opportunity that would be provided to the Company’s NEOs and other senior executives during 2025. These deliberations included an assessment of the Company’s compensation practices and compensation packages against those of the Comparison Group including, in particular, an assessment of the total target compensation opportunity for each NEO. In late 2025 and early 2026, the Committee met multiple times to evaluate the Company’s and individual performance in order to determine 2025 compensation.
Base salary
The 2025 base salary for our NEOs was reviewed taking into account several factors, including the NEOs’ experience, responsibilities, 2024 performance, 2024 base salary and the competitiveness of that base salary as compared to internal peers and similarly situated executives at companies that compete with us for executive talent within the Comparison Group and the survey data. The base salary for Mr. Kaduson, who joined Voya in January 2025, was based on Mr. Kaduson’s experience, the responsibilities he was assuming in his new role, and the competitiveness of that base salary as compared to internal peers and similarly situated executives at companies that compete with us for executive talent within the Comparison
Group and the survey data. Based on these criteria, the NEOs’ 2025 annual base salaries are set forth in the table below.

	2024 Annual Base Salary	2025 Annual Base Salary	Increase / (Decrease) (%)

Ms. Lavallee	$950,000	$1,000,000	5%
Mr. Katz(1)	N/A	$650,000	N/A
Mr. Kaduson(2)	N/A	$625,000	N/A
Mr. Toms	$625,000	$650,000	4%
Mr. Keshavan	$600,000	$600,000	—%
(1)Mr. Katz was employed by the Company in 2024 however, he was not appointed Executive Vice President and Chief Financial Officer
until January 1, 2025, at which time his base salary was set at $650,000. Accordingly, no compensation is reported for him for 2024.
(2)Mr. Kaduson was hired on January 16, 2025 and is included as an NEO for this proxy reporting period.
Annual cash incentive compensation
Our annual cash incentive program is designed to reward participants based on critical financial results and for their annual contributions to those results. Individual incentive awards are based on an annual evaluation of business performance and each NEO’s individual performance.
In this CD&A, references to 2025 annual cash incentive compensation awards are to the annual cash incentive compensation amounts that were paid to NEOs in March 2026, which were designed to recognize individual and Company performance during 2025. As described in more detail below, an NEO’s annual cash incentive award is determined after taking into account the performance of the Company under several financial measures relative to quantitative goals set forth at the beginning of the year and based on a qualitative assessment of individual performance and other factors considered relevant by the
Compensation, Benefits and Talent Management Committee.

42	Voya 2026 Proxy Statement

The Compensation, Benefits and Talent Management Committee determined 2025 annual cash incentive compensation for our NEOs by applying a multi-step process:
3
2
1
Target annual cash incentive
opportunity was determined
for each NEO in the
beginning of the performance
year as a percent of their
base salaries
Preliminary payout amounts
for each NEO are calculated,
based on target opportunity
and Company performance on
the pre-established financial
and strategic metrics
Based on a qualitative
assessment of each NEO's
performance, individual
payout is determined
Each of these steps is described in more detail below:
Step 1: Establishment of Annual Cash Incentive Compensation Target and Maximum Opportunity. Each NEO’s 2025 target annual cash incentive opportunity was originally determined under the terms of her/his offer letter, and reviewed by the
Compensation, Benefits and Talent Management Committee in early 2025 or in connection with her/his hiring or promotion, with reference to the compensation amount publicly disclosed by the Comparison Group to assess competitiveness. The target and maximum annual cash incentive amounts were considered as one element of our NEOs’ overall total direct compensation opportunities, which the Committee generally set with reference to the median of the comparative market data.
The target 2025 annual cash incentive award opportunities for the NEOs, as a percentage of 2025 base salary, were as follows:

	Annual Base Salary	2025 Target Annual Cash Incentive	Target Annual Cash Incentive as % of Base Salary

Ms. Lavallee	$1,000,000	$2,500,000	250%
Mr. Katz	$650,000	$1,625,000	250%
Mr. Kaduson	$625,000	$1,875,000	300%
Mr. Toms	$650,000	$2,112,500	325%
Mr. Keshavan	$600,000	$1,350,000	225%
The maximum 2025 annual cash incentive opportunity for all NEOs was capped at three times the target award, an increase from two times in 2024. The maximum reflects Company performance on pre-established financial and strategic metrics of up to 200% of target (Step 2), multiplied by an individual performance factor of up to 150% (Step 3). The Committee increased the cap following a review of market data, which indicated that the prior Company performance maximum of 150% of target fell below the median of our Comparison Group (200%). The increased payout cap allows for meaningful differentiation of pay outcomes while preserving appropriate balance between upside opportunity and downside risk.
Step 2: Establishment of Preliminary Annual Cash Incentive Compensation Amounts. Preliminary annual cash incentive amounts were determined based on Company performance in 2025 against target performance levels set by the
Compensation, Benefits and Talent Management Committee during the first quarter of 2025, based on business forecasts and projections. The Committee assessed achievement against these targets during the first quarter of 2026, following the availability of Company financial information for 2025.
For 2025 annual cash incentive awards, preliminary annual compensation amounts were based on the target annual cash incentive compensation amounts for each of our NEOs, and on the Company financial performance under pre-established financial and strategic measures: Adjusted Operating Earnings, Profitable Revenue Growth, and Strategic Indicators. Please
see discussion above under “Key 2025 Compensation Actions” and “Why We Use These Performance Metrics in Our Incentive
Compensation Program” for the rationale for using these measures in the annual cash incentive program. Performance results between established levels are subject to straight-line interpolation. Adjusted Operating Earnings and Adjusted Operating
Margin are non-GAAP financial measures. See Exhibit A — Non-GAAP Financial Measures.

Voya 2026 Proxy Statement	43

$ millions unless otherwise noted	Weight	Minimum Threshold	Target	Maximum	Actual Performance	Payout

Payout Opportunity		50%	100%	200%
Adjusted Operating Earnings	50%	$668	$890	$1,113	$1,038	166%
Profitable Revenue Growth:	30%					160%
Retirement Defined Contribution Net Flows(1)	5%	$10,000	$20,000	$30,000	$28,222	200%
Retirement Adjusted Operating Margin(2)	5%	33.3%	37.0%	40.7%	39.3%	162%
Investment Management Net Flows(1)	5%	$3,000	$6,000	$9,000	$14,566	200%
Investment Management Adjusted Operating Margin(2)	5%	25.2%	28.0%	30.8%	28.3%	109%
Employee Benefits Inforce Premiums and Fees(1)	5%	$3,330	$3,700	$4,070	$3,646	93%
Employee Benefits Adjusted Operating Margin(2)	5%	4.5%	9.0%	13.5%	13.4%	198%
Strategic Indicators(3)	20%	1.5	3.0	5.0	3.4	122%
Total	100%					155%
(1)The payout calculation in respect of the Retirement Defined Contribution Net Flows measure reflects an adjustment for relative performance against peers which moved the payout to the maximum. Investment Management Net Flows were above the maximum payout threshold and also exceeded peer performance. Employee Benefits inforce premiums and fees declined modestly, as planned, reflecting actions to correct the Stop Loss block.
(2)Adjusted Operating Margins for the Annual Cash Incentive Plan are macro neutral which removes the effects of equity markets and alternative assets versus long-term expectations.
(3)Each strategic indicator is assigned a rating from 1 to 5; 3 rating indicates that the performance met the target.
Profitable Revenue Growth incentivizes delivering commercial momentum at attractive margins. The above-target payout was driven by 2025 record net flows in Retirement and Investment Management with organic growth well-above peers. Additionally, macro neutral adjusted operating margins in Workplace were above target reflecting record commercial momentum, Stop Loss improvement in Employee Benefits, strong expense discipline and active portfolio management to enhance yield. For further details on commercial momentum, see "Results of Operations" within the 2025 report on Form 10-K filed with the SEC on
February 20, 2026.
The strategic indicators were a portfolio of key business priorities reflecting both qualitative and quantitative indicators. The key priorities included growth initiatives, serving our customers and simplifying technology. The individual strategic goals and associated quantitative targets, which seek to be rigorous, are not disclosed because they relate to our internal business objectives, and external disclosure would result in competitive harm to Voya. The indicators align, however, with metrics and initiatives that we periodically share with investors on our quarterly earnings calls.
The average performance rating for the 2025 portfolio of strategic indicators was 3.4 due to strong outcomes from our growth initiatives, particularly results from the acquisition of OneAmerica which significantly exceeded financial targets. Results also reflected above-target customer satisfaction scores in our Workplace call centers, strong underlying one-year and three-year investment performance compared to peers within Investment Management, and successful completion of a complex, multi-
year platform integration in Investment Management.
Step 3: Individual Assessment and Determination of Individual Annual Cash Incentive Award.
Following determination of the preliminary annual cash incentive amounts, the Compensation, Benefits and Talent
Management Committee qualitatively assessed each NEO’s performance based on performance objectives that included individualized qualitative performance goals and business line or functional area performance. In the case of NEOs other than
Ms. Lavallee, the views of Ms. Lavallee with respect to such performance were considered by the Committee as part of this assessment. The following factors were considered as part of this assessment:
Ms. Lavallee
Under Ms. Lavallee’s leadership, the Company outperformed its 2025 financial targets, delivering over $1 billion of pre-tax adjusted operating earnings, $775 million of excess capital generation, and 22% adjusted earnings per share growth, with improved results across all business segments.
The Company’s strong commercial momentum included record results in Retirement and Investment Management, increasing assets under management and administration to more than $1 trillion and reinforcing the Company’s position as a scaled provider with attractive long-term returns.

44	Voya 2026 Proxy Statement

■Retirement reached 10 million participants and drove a record $28.2 billion in organic DC net flows while maintaining strong margins. Successful execution of the OneAmerica acquisition delivered financial results well in excess of the $75 million adjusted operating earnings target for 2025.
■Employee Benefits improved the earnings and margin profile of the business, while launching Leave Management to provide additional capabilities that will contribute to future revenue and earnings growth.
■Voya Investment Management net revenues grew to more than $1 billion, with a record $14.6 billion in net cash flows, while completing its multi-year platform integration program to modernize its systems and more fully capture the benefits of the AllianzGI acquisition.
Throughout the year, the Company continued to demonstrate its strong focus on customer service and its performance and purpose-driven culture.
■It secured DALBAR’s designation of Excellent for the 15th consecutive year and a PLANADVISER Adviser Choice Award in the Recordkeeping category.
■It strengthened and solidified its executive leadership through its internal succession program and external recruitment, with the appointment of Jay Kaduson as CEO, Workplace Solutions and Michael Katz as Chief Financial Officer in
January 2025 and Trevor Ogle as Chief Legal Officer and Jacques Longerstaey as Chief Risk Officer in May 2025.
Mr. Katz
Under Mr. Katz’s leadership, the Company accomplished the following: outperformed its 2025 financial targets, delivering over
$1 billion of pre-tax adjusted operating earnings, $775 million of excess capital generation, and 22% adjusted earnings per share growth, with improved results across all business segments.
■In Retirement, a 17% year-over-year increase in adjusted operating earnings was driven by strong business execution, including growth in fee-based revenues, consistently high margins, and a OneAmerica integration that delivered operating earnings that significantly exceeded the $75 million target for 2025.
■Improved margins and operating earnings in Employee Benefits were driven by deliberate business decisions on risk selection, pricing and reserve management.
■Investment Management achieved a 6% year-over-year increase in adjusted operating earnings in Investment
Management.
In 2025, the Company expanded its adjusted return on equity by more than 200 basis points, to 18.6%, and generated excess capital more than 10% above targets, producing $775 million and supporting $374 million of capital return to shareholders.
The Company simplified the financial picture it presents to its investors, while diversifying its shareholder ownership base across global and domestic markets through consistent and expanded outreach.
The Company’s finance organization strengthened its operating model and reinforced a performance-driven culture.  It appointed dedicated Chief Financial Officers for each business segment to enhance accountability and execution across the enterprise.  By integrating pricing and actuarial teams, advancing operational efficiency and risk management, and accelerating the financial close process, the finance organization promoted a strong connection between valuation and financial operations, improved efficiency, and bolstered focus, oversight and controls across the Company.
Mr. Kaduson
Under Mr. Kaduson’s leadership, the Company’s Workplace Solutions businesses delivered strong earnings performance across Workplace Solutions, led by Retirement results that exceeded full year targets, including adjusted operating earnings of
$959 million and adjusted operating margins near 40%, supported by disciplined execution on organic growth, integration of the OneAmerica acquisition, and expense management.
■Employee Benefits delivered meaningful year-over-year improvement in results, with adjusted operating earnings increasing from $40 million to $152 million in 2025, reflecting progress in business performance and disciplined actions across pricing, risk selection, expense management and reserving.
■Wealth Management achieved above‑target sales performance, with over $200 million of fee-based revenues, a meaningful increase in net flows and assets and the addition of 70 net new advisors that will support sustained growth and improved client coverage.

Voya 2026 Proxy Statement	45

■The Company advanced the OneAmerica integration on schedule, maintaining strong client retention while enabling record net flows of approximately $28.2 billion for 2025. It positioned Employee Benefits for sustained margin expansion, with key strategic initiatives including Benefitfocus integration and the launch of its Leave Management capability.
■Workplace Solutions unified its marketing, customer experience, and commercial expansion efforts under a single operating model to improve strategic alignment, consistency and go-to-market execution. It delivered strong customer and advisor outcomes, reflected in high retention levels across Retirement, Wealth Management advisory channels and improved Benefitfocus customer retention.
Mr. Toms
Under Mr. Toms' leadership, Voya Investment Management's (Voya IM) diversified and globally distributed investment strategies delivered strong results in 2025. Net revenues were up 5% and adjusted operating earnings were up 6% year-over-
year, with adjusted operating margin of 28.3%, consistent with the prior year. This commercial and financial success met and exceeded targets, despite an industry backdrop that remains challenging for active investment managers.
■Commercial momentum in both Institutional and Intermediary channels led to record positive net flows totaling $14.6 billion, an organic growth rate of 4.8%, the 2nd highest in Voya IM’s history.
■In 2025, Voya IM successfully completed a complex middle-office operating platform migration and launched our data platform, positioning us to better serve our clients as we scale the business.  Execution on our US Intermediary growth plan included territory realignment and leadership changes all while accelerating sales momentum.
■Throughout the year, Voya IM continued to develop new products and wrappers in which to deliver our existing investment solutions, serving the evolving needs of clients globally across both Institutional and Intermediary channels and enabling us to remain competitive in a quickly evolving industry.
■Voya IM successfully onboarded over 65 clients across 80+ mandates, including in its strategically important insurance asset management channel, which now includes over 75 clients and third-party AUM exceeding $70 billion.
■The Company developed tailored solutions, including active ETFs and private credit CITs, enhanced client experience through data-driven platforms, and implemented AI-driven research tools and client portals that enabled further differentiation in our ability to deliver solutions within both public and private assets for clients globally.
Mr. Keshavan
Under Mr. Keshavan's leadership, in 2025 the Company executed large-scale integration, modernization, and platform upgrades across its entire enterprise, collectively enhancing participant, advisor, and client capabilities, improving operational efficiency, and establishing a scalable foundation for sustained growth and competitive advantage.
■In Retirement, Voya completed major migration waves for the OneAmerica integration, while expanding participant and advisor capabilities and progressing toward full platform convergence.
■Employee Benefits accelerated growth by successfully launching the Leave Management program, moving the FINEOS platform into production and delivering a fully operational claims foundation.
■In Voya IM, the Company delivered transformational modernization, replacing its legacy middle office infrastructure and enabling accurate, high-volume processing and supporting operational excellence.
■Voya strengthened its operational resilience through disciplined execution across technology stability, cybersecurity hygiene, and recovery preparedness, supporting reliable service delivery and business continuity in a complex operating environment.  It maintained rigorous cybersecurity vulnerability remediation, resolving 100% of critical vulnerabilities within established service level agreements and materially reducing the backlog of previously identified vulnerabilities.
■The Company focused on building an AI-ready workforce by embedding generative AI tools into daily operations, deploying Microsoft Copilot to all US-based employees, developing a rigorous education program, and focusing on technology change management.
■Enterprise-wise, the Company exhibited improved run rate technology cost discipline, embedding structural cost management into technology operations through vendor optimization, platform rationalization, and tighter demand governance, while continuing to invest in strategic growth priorities.
Following this assessment, the Compensation, Benefits and Talent Management Committee considered the total 2025 compensation package being proposed for each NEO. Based on this review, the Committee adjusted the annual cash incentive award payable to each NEO by between 115% and 135% of the preliminary payout determined as part of Step 3 such that final payouts ranged from 178% to 209% of each NEO's target annual cash incentive.

46	Voya 2026 Proxy Statement

Annual Cash Incentive Compensation Outcomes
The following table presents, for each NEO, the results of the foregoing annual cash incentive award determination, the target annual cash incentive compensation for 2025 and the amount of the award paid in the form of cash in March 2026.

	2025 Target Annual Cash Incentive	2025 Target Annual Cash Incentive After Applying 155% Company Funding	2025 Actual Annual Cash Incentive Payment After Applying Qualitative Assessment of Individual Performance	% of Actual Payment to Target Opportunity

Ms. Lavallee	$2,500,000	$3,875,000	$4,456,000	178%
Mr. Katz	$1,625,000	$2,518,750	$3,400,313	209%
Mr. Kaduson	$1,875,000	$2,906,250	$3,342,188	178%
Mr. Toms	$2,112,500	$3,274,375	$3,765,531	178%
Mr. Keshavan	$1,350,000	$2,092,500	$2,406,375	178%
Long-Term Equity-Based Incentive Compensation
Equity compensation is an important element of executive compensation because it aligns executive pay with the performance of our stock, and in turn the interests of our shareholders. The size of each award incorporates an assessment of each NEO’s individual performance during the year preceding the grant date. We have historically made grants of equity-based awards in
February of each year.
Equity Grants Made in 2026 for 2025 Performance
For each of our NEOs (other than the CEO), target long-term equity awards based on 2025 performance were set and reviewed by the Compensation, Benefits and Talent Management Committee during 2025, with reference to the survey and competitive data described above. The target long-term equity incentive amounts were considered as one element of our
NEOs’ overall total direct compensation opportunity, which the Committee generally set with reference to the median of the comparative market data. For equity awards granted based on 2025 performance, we made grants on February 17, 2026.
In determining the long-term equity incentive awards to our NEOs, the Compensation, Benefits and Talent Management
Committee qualitatively assessed each NEO’s performance based on performance objectives that included individualized qualitative performance goals and business line or functional area performance during 2025. The grant value of awards made in 2026 also reflected the Company’s strong financial, commercial, and operational performance in 2025. In recognition of these achievements, as well as the Company’s desire to closely align its executives’ long-term financial rewards with the
Company’s strategic growth objectives that it expects to achieve over the next three years, the awards granted to NEOs in
2026 had a grant value meaningfully above those made in 2025, with ultimate realization of that value continuing to depend to a significant degree on delivery of shareholder value and earnings targets.
As discussed above under “Key 2025 Compensation Actions” and “Why We Use These Performance Metrics,” for the
2026-2028 performance period, the measures approved by the Committee for the PSUs are Relative Total Shareholder Return
(weighted 50%), Adjusted Operating Earnings Per Share (weighted 30%), and Adjusted Operating Return on Equity (weighted
20%). With respect to the financial goals, the Committee established that performance results meeting target goals would result in a payout equal to 100% of the target award, while stronger performance would result in increased award levels up to a maximum payout of 200% of the target award. Performance below target goals would result in a payout of less than 100%, and potentially 0%. The Committee increased the maximum potential payout for the financial goal PSUs from 150% for the
PSUs granted in 2025 to 200% for the PSUs granted in 2026 to align with the median PSU payout cap among our Comparison
Group companies.
With respect to the relative TSR goal, threshold payout of 50% of target requires at least 25th percentile performance, target payout requires at least median performance and maximum payout of 200% of target requires 85th percentile or better performance, with results between points interpolated. For PSU awards granted before 2026, the performance and payout curve differed, with the payout at threshold performance at 25% of target, the payout at maximum performance at 150% of target, and the performance to requirement to achieve a maximum payout at 75th percentile TSR. The Committee made changes to the performance and payout curve in 2026 to better align the relative TSR PSU design with Comparison Group practice and increase the maximum performance level.

Voya 2026 Proxy Statement	47

Payout on the TSR component of PSUs is capped at target if the Company’s absolute TSR is negative. For the 2026 PSU award that was granted based on 2025 performance, the performance peer group for evaluating our relative TSR achievement consists of all companies in our 2025 Comparison Group, plus MetLife Inc. and Prudential Financial, Inc.
The Committee established the performance goals for the PSUs to encourage strong, focused performance. In establishing the goals, the Committee considered the economic and market conditions at the time of grant, the Company’s long-range goals and recent actual performance results, the expectations of investors for future performance, and other factors. These performance levels are intended to be ambitious but realistic, such that achieving threshold levels would represent minimum acceptable performance and achieving maximum levels would represent outstanding performance. While we publicly disclose in advance the three-year performance targets related to TSR, we do not publicly disclose the three-year performance targets tied to Adjusted Operating Earnings Per Share or Adjusted Operating Return on Equity until after the three-year performance period has concluded. We seek to calibrate those targets to goals that are ambitious, but reasonably achievable. We do not disclose them in advance because they relate to our internal business objectives, and external disclosure could result in competitive harm to Voya. The indicators align, however, with metrics and initiatives that we periodically share with investors on our quarterly earnings calls.
The table below sets forth the long-term equity awards granted in 2026 for 2025 performance:

Equity Grants Made in 2026 for 2025 Performance	Total Grant Value ($)	PSU Grant Value ($)	PSUs (#)	RSU Grant Value ($)	RSUs (#)

Ms. Lavallee	$10,775,000	$5,926,250	79,664	$4,848,750	65,180
Mr. Katz	$3,480,000	$1,914,000	25,729	$1,566,000	21,051
Mr. Kaduson	$3,587,500	$1,973,125	26,524	$1,614,375	21,701
Mr. Toms	$3,990,000	$2,194,500	29,499	$1,795,500	24,136
Mr. Keshavan	$2,682,000	$1,475,100	19,829	$1,206,900	16,223
Although these amounts were granted in respect of 2025 performance, because of the SEC rules governing the presentation of executive compensation in proxy statements, such amounts do not appear in the table titled “—Summary Compensation
Table” and other tables below under “—Executive Compensation Tables and Narratives” as compensation for 2025, because such awards were granted in 2026.
Equity Grants Made in 2025 for 2024 Performance
For each of our NEOs (other than the CEO and Mr. Kaduson, who joined the Company in January 2025), target long-term equity awards with respect to 2024 performance were set and reviewed by the Compensation, Benefits and Talent
Management Committee during 2024, with reference to the surveys and competitive data described above. The target long-
term equity incentive amounts were considered as one element of our NEOs’ overall total direct compensation opportunity, which the Committee generally set with reference to the median of the comparative market data. For equity awards based on of 2024 performance, we made grants on February 18, 2025. Long-term equity incentive awards to our NEOs were made on the basis of an evaluation of individual performance and other qualifications during 2024, which evaluations were described in the 2025 Compensation Discussion and Analysis.
The table below sets forth the long-term equity awards granted in 2025 for 2024 performance:

Equity Grants Made in 2025 for 2024 Performance	Total Grant Value ($)	PSU Grant Value ($)	PSUs (#)	RSU Grant Value ($)	RSUs (#)

Ms. Lavallee	$7,125,000	$3,918,750	47,979	$3,206,250	42,371
Mr. Katz	$2,275,000	$1,251,250	15,319	$1,023,750	13,529
Mr. Toms	$2,578,125	$1,417,969	17,361	$1,160,156	15,331
Mr. Keshavan	$1,500,000	$825,000	10,101	$675,000	8,920

48	Voya 2026 Proxy Statement

Although these amounts were granted in respect of 2024 performance, because of the SEC rules governing the presentation of executive compensation in proxy statements, such amounts appear in the Summary Compensation Table and other tables below under “—Executive Compensation Tables and Narratives” as compensation for 2025, because such awards were granted in 2025. The target value used to determine the number of shares subject to each award differs from the grant date fair value of the awards reported in the Summary Compensation Table, which is calculated in accordance with applicable accounting standards and reflects additional valuation assumptions.
In connection with his January 2025 appointment as Chief Executive Officer of Workplace Solutions, Mr. Kaduson received a February 2025 equity award granted on the same timing and terms as other NEOs, with a total grant value of $2,250,000, consisting of $1,237,500 in PSUs and $1,012,500 in RSUs.
In addition, Mr. Kaduson received inducement equity awards in February 2025 consisting of RSUs with a grant value of
$3,000,000 and PSUs with a grant value of $2,000,000. The $3,000,000 RSU award was granted as a make-whole to replace unvested compensation forfeited upon his departure from his prior employer and vests ratably over three years, subject to continued employment. The $2,000,000 PSU award was granted as an inducement to join the Company and will cliff vest on
February 15, 2028, with payout dependent on Voya's stock price and achievement of pre-established performance measures for the Retirement and Employee Benefits businesses, with a maximum payout of 200%.
Payout for Previously Granted PSUs
The table below shows the performance result and the payout for the previously granted PSUs which vested in 2026. These
PSUs were granted in 2023.

	Weight	Minimum Threshold	Target	Maximum	Actual Performance	Payout

Payout Opportunity		50%	100%	150%
Adjusted Operating Return on Equity	20%	14.6%	16.2%	17.8%	13.3%	—%
Adjusted Operating Earnings Per Share	30%	9.23	10.26	11.29	8.05	—%
Payout Opportunity		50%	100%	150%
Relative TSR	50%	25th Percentile	Median	75th Percentile	40th Percentile	70%
Total	100%					35%
Adjusted Operating Return on Equity and Adjusted Operating EPS are non-GAAP financial measures. See Exhibit A —
Non-GAAP Financial Measures. The relative TSR performance group with respect to the 2023 PSU award consisted of the following companies: Alight, Inc.; Ameriprise Financial, Inc.; Conduent Incorporated; Equitable Holdings; Franklin Resources,
Inc.; Hartford Financial Services Group, Inc.; HealthEquity, Inc.; Invesco; Lincoln National Corporation; MetLife, Inc.; Northern
Trust; Principal Financial Group Inc.; Prudential Financial, Inc.; T Rowe Price; and Unum Group.
One-time awards granted in connection with 2022 leadership transition
In July 2022, as part of our CEO succession and leadership transition, the Company awarded Ms. Lavallee (then CEO-elect) a one-time, long-term incentive award with a grant date value of $5 million and each member of the Executive Committee at that time (including Messrs. Katz and Keshavan) a one-time, long-term incentive award with a grant date value of $1 million. These one-time grants are consistent with the alignment of our pay-for-performance model to shareholder interests by rewarding executives’ efforts to achieve sustained share price increases, while encouraging retention of our executive team.
Importantly, 80% of Ms. Lavallee’s grant value and 70% of the grant values made to the other executives were in the form of performance stock units (PSUs) that could have been earned based on achievement of stock price targets, which must have been sustained for at least 30 days, ranging from $69.10 to $119.10 (with $10 achievement hurdles) during the three-year performance period which ran from July 1, 2022 to June 30, 2025. The PSUs were designed to incentivize significant and sustained outperformance, with achievement occurring at stock price targets significantly above the Company’s stock price on the grant date ($59.55). The first stock price hurdle of $69.10 was achieved in 2023 and the second stock price hurdle of
$79.10 was achieved in 2024. On July 1, 2025, the remaining unearned PSUs, representing 50% of the amount originally granted, were canceled because the relevant stock price targets had not been met.

Voya 2026 Proxy Statement	49

The chart below summarizes the details of the PSU portion of the award for the NEOs:

Segment	Stock Price Target(1)	Earnable # of PSUs through 6/30/25		Earned # of PSUs as of 12/31/2025		Vest Date of Earned PSUs

		Ms. Lavallee	Other NEOs(2)	Ms. Lavallee	Other NEOs(2)	Ms. Lavallee	Other NEOs(2)

1 (earned on 7/1/23)	$69.10	16,792	2,938	16,792	2,938	6/30/25	7/1/2024
2 (earned on 10/25/24)	$79.10	16,792	2,938	16,792	2,938	10/25/25	10/25/2025
3 (cancelled on 7/1/25)	$89.10	16,793	2,939	0	0	N/A	N/A
4 (cancelled on 7/1/25)	$99.10	16,793	2,939	0	0	N/A	N/A
5 (cancelled on 7/1/25)	$109.10	16,792	2,938	0	0	N/A	N/A
6 (cancelled on 7/1/25)	$119.10	16,793	2,939	0	0	N/A	N/A
(1)In order to satisfy a stock price target, the average of the Company’s daily volume weighted average price over a trailing 30-day trading period must have equaled or exceeded the stock price target.
(2)Mr. Toms, who became an NEO in January 2024, and Mr. Kaduson, who was hired on January 16, 2025, did not receive this award.
Other Compensation Practices and Considerations
Employment and Severance Arrangements
Each NEO is subject to the Company’s Severance Plan for Senior Managers (Severance Plan) which provides severance benefits in the event of specified “Qualified Terminations,” generally involving involuntary terminations not for Cause (as such term is defined in the Severance Plan), or, following certain change in control events, voluntary terminations for Good Reason
(as such term is defined in the Severance Plan). The Committee believes that these arrangements: (1) help secure the continued employment and dedication of our senior executives; (2) enhance the Company’s value to a potential acquirer because our NEOs have non-competition, non-solicitation and confidentiality provisions that apply after any termination of employment, including after a change in control of the Company; and (3) are important as a recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their senior management. Consistent with market practices, we do not provide change in control-related tax gross-ups in the event of a
“potential change in control” or “change in control” during the term. Please see additional information about the Severance
Plan under “Executive Compensation Tables and Narratives - Potential Payments Upon Termination or Change in Control.”
Health and Insurance Plans
Our NEOs are currently eligible to participate in Company-sponsored benefit programs, offered on substantially the same terms and conditions as those made generally available to all full-time and part-time employees. Health, life insurance, disability benefits and similar programs are provided to give employees access to healthcare and income protection for themselves and their family members. The NEOs also have access to a supplemental long-term disability program, facilitated by the Company, generally available to a broad group of highly paid Company employees on an elective basis. The cost of participating in the supplemental disability program is borne entirely by each NEO.
Tax-Qualified and Non-Qualified Retirement and Other Deferred Compensation Plans
Our NEOs generally are eligible for the same retirement benefits as full-time and part-time employees under the Company’s broad-based, tax-qualified retirement plans. As described further in the narrative description preceding the table entitled “—
Pension Benefits as of December 31, 2025”, below, the Company sponsors the Voya Retirement Plan (Retirement Plan), a tax-qualified, noncontributory, cash-balance formula, defined benefit pension plan for eligible employees.
The Company also sponsors the Voya 401(k) Savings Plan (401(k) Plan), a tax-qualified defined contribution plan. Under the
401(k) Plan, the Company will match 100% of a participant’s contribution up to 6% of eligible compensation.

50	Voya 2026 Proxy Statement

In addition to the tax-qualified retirement benefits described above, the Company also maintains the Voya Supplemental
Executive Retirement Plan (SERP) and the Voya 409A Deferred Compensation Savings Plan (DCSP). The SERP and the
DCSP permit our NEOs and certain other employees whose participation in our tax-qualified plans is limited due to compensation and contribution limits imposed under the Internal Revenue Code (Code) to receive the benefits on a non-
qualified basis that they otherwise would have been eligible to receive under the Retirement Plan and the 401(k) Savings Plan if it were not for the Code’s compensation and contribution limits. For purposes of determining benefits under the SERP and the DCSP, eligible compensation is limited to the Code compensation limit, which was $350,000 for 2025. See the narrative description preceding the table entitled “—Pension Benefits in 2025” for more detail of the Retirement Plan and the SERP. See the narrative description preceding the table entitled “Non-Qualified Deferred Compensation Plans Table for 2025” for more detail of the DCSP.
Perquisites and Other Benefits
During 2025, we provided the NEOs with Company-selected independent advisors to assist them with financial planning and tax issues. During 2025, neither the company vehicle and driver nor the corporate aircraft were used for personal purposes.
We impute income as applicable for these perquisites and other benefits. See “—All Other Compensation Table for 2025”
below for additional information concerning perquisites.
Compensation Recoupment Policy
Voya maintains a compensation recoupment policy that permits the Company to recover from employees, directors and officers all forms of income, including incentive-based or equity-based compensation (time-based and performance-based) in the event of misconduct. “Misconduct” means willful misconduct, gross negligence, or any failure to make any required report of the willful misconduct or gross negligence of another person that has resulted in, or could reasonably be expected to result in, financial or reputational harm to Voya. In addition, Voya’s equity award agreements provide that such equity awards are subject to clawback under applicable provisions of Voya policy.
Additionally, Voya's policy includes provisions complying with NYSE listing standards and Section 10D of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). Additional clawback provisions apply to current or former Section 16 officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. Misconduct on the part of the executive is not required. Under these additional clawback provisions, Voya is required to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act, which includes our PSU awards and our annual incentive awards) erroneously received within the three fiscal years preceding the date a restatement is determined to be required.
Insider Trading Policies and Procedures; Hedging, Speculative Trading and Pledging of Securities
Our personal trading policy applies to all directors, executive officers and employees of the Company and governs the purchase, sale and other dispositions of Voya securities. We believe the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE listing standards. Directors, executive officers and employees, and their respective family members, are prohibited from engaging in any transaction involving Voya securities while in possession of material nonpublic information relating to Voya, and may not disclose such information (“tip”) to any person who may trade on such information. This policy also imposes certain quarterly trading window restrictions and pre-clearance requirements for designated persons and provides guidance on whether, when and how the Company may engage in a transaction involving Voya securities in compliance with all applicable securities law.
The policy prohibits our directors, executive officers and employees from engaging in any short sales of our common stock, as well as sales of our common stock that have not been held for a minimum of sixty days after being acquired in the open market. In addition, such persons are prohibited under our personal trading policy from entering into hedging or other transactions involving options (including exchange-traded options), puts, calls, forward contracts or other derivatives involving our securities (such prohibitions do not apply to the acceptance of stock options or other stock awards granted under our annual or long-term incentive plans). Directors, executive officers and employees are also prohibited from pledging our securities, such as in connection with a margin account.

Voya 2026 Proxy Statement	51

Stock Ownership Guidelines
The Company has established stock ownership guidelines for all executive officers. These guidelines are designed to align the interests of Voya's leadership team with those of the Company’s shareholders through a mandatory equity ownership stake in
Voya, and to focus leaders on the long-term success and growth of Voya.

CEO	5x
CFO	4x
All other NEOs	3x
For purposes of satisfying this ownership requirement, the following holdings count towards satisfying the guidelines: (i) shares of Company common stock beneficially owned by the NEO, (ii) investments in the Voya common stock fund, including unvested matching amounts held in the Company’s 401(k) Plan, (iii) notional investments in the Voya common stock fund held in the Deferred Compensation Savings Plan, (iv) unvested restricted stock units in respect of Company common stock awarded to the NEO under a Voya compensation plan, and (v) shares of Company stock purchased through Voya's Employee
Stock Purchase Plan. Stock options, unvested performance stock units granted under a Voya compensation plan, and actual or notional investments in Voya mutual funds do not count toward satisfying these guidelines. Stock ownership requirements must be met within five years of becoming an executive covered by the guidelines. As of the date of this proxy statement, all of our NEOs met or are on track to meet the stock ownership requirements.
Equity Award Grants
We do not have a practice of granting stock options or similar equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, nor do we time the public release of such information based on stock option grant dates. In addition, we do not have a practice of granting stock options or similar equity awards during periods in which there is material nonpublic information about our Company.

52	Voya 2026 Proxy Statement

RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES
TO RISK MANAGEMENT
The Company adheres to compensation policies and practices that are designed to support a strong risk management culture.
Voya adheres to a Human Resources Risk Policy, approved by the Compensation, Benefits and Talent Management
Committee, which outlines the roles and responsibilities of the Committee and management to monitor compensation and benefit risks as well as key talent risks. The Policy is based on the following principles:
■Align compensation programs and decisions with shareholder interests;
■Attract, retain and motivate executive talent to lead the Company to success;
■Establish an appropriate approach to governance that reflects the needs of all stakeholders and includes the
Company’s right to claw back compensation in certain circumstances;
■Support a business culture based on the highest ethical standards; and
■Manage risk taking by executives by encouraging prudent decision-making.
The Committee has reviewed the Company’s compensation programs, policies and practices for employees to ensure that, in design and operation and taking into account all of the risk management processes in place, they do not encourage excessive risk-taking. In particular, the following features of our compensation program guard against excessive risk-taking:
■Determination of incentive awards based on a variety of performance metrics, thus diversifying the risk associated with any single indicator of performance;
■Long-term compensation awards and vesting periods that encourage a focus on sustained, long-term results;
■A mix of fixed and variable, annual and long-term, and cash and equity compensation designed to encourage actions that are in our long-term best interest;
■Maximum incentive opportunities are capped and align with competitive market practice; and
■Our equity plans do not allow re-pricing of stock options without shareholder approval and require double trigger vesting for awards upon a change in control.
The Committee has determined that these programs, policies and practices are not reasonably likely to have a material adverse effect on the Company.

Voya 2026 Proxy Statement	53

REPORT OF OUR COMPENSATION, BENEFITS AND
TALENT MANAGEMENT COMMITTEE
Our Compensation, Benefits and Talent Management Committee reviewed the Compensation Discussion and Analysis
(CD&A), as prepared by the management of the Company, and discussed the CD&A with the management of the Company.
Based on the Committee’s review and discussions, the Committee recommended to the Board that the CD&A be included in this proxy statement.
Compensation, Benefits and Talent Management Committee:
Lynne Biggar (Chair)
Yvette S. Butler
Hikmet Ersek
Robert Leary
Aylwin B. Lewis
Joseph V. Tripodi

54	Voya 2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES AND NARRATIVES
Summary Compensation Table
The following table presents the cash and other compensation for our NEOs for 2025, 2024 and 2023.
Summary Compensation Table for 2025 Proxy

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total

Heather Lavallee, Chief Executive Officer	2025	$991,667	$0	$6,942,727	$0	$4,456,000	$132,024	$71,258	$12,593,676
	2024	$950,000	$0	$7,124,941	$0	$1,560,375	$7,344	$77,574	$9,720,234
	2023	$950,000	$0	$5,830,245	$0	$1,752,750	$113,898	$75,479	$8,722,372
Michael Katz, EVP, Chief Financial Officer(5)	2025	$650,000	$0	$2,216,753	$0	$3,400,313	$98,238	$64,137	$6,429,440
Jay Kaduson, CEO, Workplace Solutions(5)	2025	$598,958	$0	$7,090,932	$0	$3,342,188	$19,176	$35,938	$11,087,191
Matthew Toms, CEO, Investment Management	2025	$645,833	$0	$2,512,139	$0	$3,765,531	$100,846	$62,675	$7,087,025
	2024	$622,159	$0	$1,217,482	$0	$1,505,625	$28,207	$792,224	$4,165,697
Santhosh Keshavan, EVP, Chief Technology and Operations Officer	2025	$600,000	$0	$1,461,623	$0	$2,406,375	$69,012	$59,085	$4,596,095
	2024	$600,000	$0	$1,574,962	$0	$876,000	$29,041	$78,440	$3,158,443
(1)Amounts in this column represent salary that was actually paid to each NEO during the listed calendar year. Ms. Lavallee's 2025 salary is based on her annualized base salary of $950,000 from January 1, 2025 through February 28, 2025 and an annualized salary of
$1,000,000 from March 1, 2025 through December 31, 2025. Mr. Kaduson's 2025 salary is based on his annualized base salary of
$625,000 from January 16, 2025 through December 31, 2025. Mr. Toms' 2025 salary is based on his annualized base salary of $625,000 from January 1, 2025 through February 28, 2025 and an annualized base salary of $650,000 from March 1, 2025 through December 31,
2025. Mr. Toms' 2024 salary is based on his annualized base salary of $500,000 from January 1, 2024 through January 8, 2024 and an annualized base salary of $625,000 from January 9, 2024 through December 31, 2024.
(2)Amounts in this column include the grant date fair value calculated in accordance with FASB ASC Topic 718 for 2023, 2024 and 2025 time-based and performance-based awards (at target) granted to the NEOs, under Voya's 2019 and 2024 Omnibus Employee Incentive
Plan, in each case in respect of prior year performance. Maximum payout (200% of target for 2025 and 150% of target for 2024 and
2023) for PSUs would result in the following grant date fair values:

NEO	2025 PSUs	2024 PSUs	2023 PSUs

Ms. Lavallee	$5,562,445	$4,380,064	$4,065,621
Mr. Katz	$1,776,008	$—	$—
Mr. Kaduson	$5,657,599	$—	$—
Mr. Toms	$2,012,748	$612,368	$—
Mr. Keshavan	$1,171,059	$968,213	$—
For a discussion of the valuation methodology for the PSUs, see Footnote 1 to the financial statements in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2025.
(3)Amounts in this column represent the net changes in actuarial present value under the Retirement Plan and the SERP.
(4)All amounts in this column for 2025 are described in more detail in the table below entitled “—All Other Compensation Table for 2025”.
(5)Mr. Katz was promoted to EVP, Chief Financial Officer on January 1, 2025. Mr. Kaduson was hired as CEO, Workplace Solutions on
January 16, 2025. A further description of Mr. Kaduson's' 2025 LTI awards are provided in the Compensation Discussion and Analysis and in the Grants of Plan Based Awards.

Voya 2026 Proxy Statement	55

All Other Compensation
The table below presents the breakdown of the All Other Compensation column:
All Other Compensation Table for 2025

	401(k) Plan Match(1)	DCSP Employer Match(2)	Financial Tax Services(3)	Gross-Ups	Other(4)	Total

Ms. Lavallee	$20,333	$21,000	$17,085	$0	$12,839	$71,258
Mr. Katz	$21,000	$21,000	$17,085	$0	$5,051	$64,137
Mr. Kaduson	$20,313	$15,625	$0	$0	$0	$35,938
Mr. Toms	$21,000	$21,000	$20,675	$0	$0	$62,675
Mr. Keshavan	$21,000	$21,000	$17,085	$0	$0	$59,085
(1)See the narrative under “—Tax-qualified and Non-qualified Retirement and Other Deferred Compensation Plans” for a description of the material terms of the 401(k) Plan.
(2)See the narrative under “—Tax-qualified and Non-qualified Retirement and Other Deferred Compensation Plans” for a description of the material terms of the DCSP.
(3)Amounts in this column represent the amounts actually paid by the Company, on behalf of each NEO, to the Company-selected financial advisor in 2025.
(4)Amounts in this column for Ms. Lavallee represent income that was imputed as a result of business-related spousal travel ($1,935.09)
and installation costs for a residential security system based on recommendations from a third-party security advisor ($10,904.07).
Amount in this column for Mr. Katz represent installation costs for a residential security system, following a security assessment.

56	Voya 2026 Proxy Statement

Grants of Plan-Based Awards
The table below presents individual grants of awards made to each NEO during 2025 under the 2024 Omnibus Plan and
Annual Cash Incentive Plan.
Grants of Plan-Based Awards Table for 2025

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Number of Other Stock Awards	Estimated Future Payouts Under Option Awards		Grant Date Fair Value of Stock Award(2)

Name	Grant Type	Grant Date	Minimum Threshold	Target	Maximum	Minimum Threshold Number of Shares	Target Number of Shares	Maximum Number of Shares		Number of Securities Underlying Options	Exercise Price of Stock Options

Ms. Lavallee	2024 Omnibus Plan – Long-Term Incentive RSUs	2/18/2025							42,371			$3,150,708
	2024 Omnibus Plan – Long-Term Incentive PSUs	2/18/2025				23,989	47,979	95,958				$3,792,020
	Annual Incentive Plan			$2,500,000	$7,500,000
Mr. Katz	2024 Omnibus Plan – Long-Term Incentive RSUs	2/18/2025							13,529			$1,006,016
	2024 Omnibus Plan – Long-Term Incentive PSUs	2/18/2025				7,659	15,319	30,638				$1,210,737
	Annual Incentive Plan			$1,625,000	$4,875,000
Mr. Kaduson	2024 Omnibus Plan – Long-Term Incentive RSUs	2/18/2025							13,380			$994,937
	2024 Omnibus Plan – Long-Term Incentive RSUs(3)	2/18/2025							39,645			$2,948,002
	2024 Omnibus Plan – Long-Term Incentive PSUs	2/18/2025				7,575	15,151	30,302				$1,197,459
	2024 Omnibus Plan – Long-Term Incentive PSUs(4)	2/18/2025				13,215	26,430	52,860				$1,950,534
	Annual Incentive Plan			$1,875,000	$5,625,000
Mr. Toms	2024 Omnibus Plan – Long-Term Incentive RSUs	2/18/2025							15,331			$1,140,013
	2024 Omnibus Plan – Long-Term Incentive PSUs	2/18/2025				8,680	17,361	34,722				$1,372,127
	Annual Incentive Plan			$2,112,500	$6,337,500
Mr. Keshavan	2024 Omnibus Plan – Long-Term Incentive RSUs	2/18/2025							8,920			$663,291
	2024 Omnibus Plan – Long-Term Incentive PSUs	2/18/2025				5,050	10,101	20,202				$798,333
	Annual Incentive Plan			$1,350,000	$4,050,000
(1)PSUs granted on February 18, 2025 will cliff vest on February 15, 2028. The value at vesting will depend both on Voya’s stock price at the time of vesting and on Voya’s achievement of pre-established performance measures (Adjusted Operating Return on Equity (20%),
Adjusted Operating Earnings Per Share (30%) and Relative Total Shareholder Return (50%)). Maximum payout is 200%.
(2)Amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.
(3)One‑time inducement RSU award granted on February 18, 2025 as a make‑whole to replace unvested compensation forfeited upon
Mr. Kaduson’s departure from his prior employer. The award vests ratably over three years, subject to continued employment.
(4)One‑time inducement PSU award granted on February 18, 2025. The award will cliff vest on February 15, 2028, with payout based on
Voya’s stock price at vesting and achievement of pre‑established performance measures for the Retirement (50%) and Employee
Benefits (50%) businesses. Maximum payout is 200%.

Voya 2026 Proxy Statement	57

Outstanding Equity Awards at Year End
The table below provides information concerning unexercised options and stock-based awards that have not vested for each
NEO, outstanding as of December 31, 2025.
Outstanding Equity Awards Table at 2025 Year End

	Option Awards						Stock Awards

	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)

Ms. Lavallee
2023 RSUs							11,785	(2)	$877,865
2023 PSUs										43,195	(5)	$3,217,596
2024 RSUs							30,983	(3)	$2,307,924
2024 PSUs										57,815	(6)	$4,306,639
2025 RSUs							42,371	(4)	$3,156,216
2025 PSUs										47,979	(7)	$3,573,956
Mr. Katz
2019 Performance Options	35,587	(8)			$50.03	02/21/2029
2023 RSUs							2,612	(2)	$194,568
2023 PSUs										9,570	(5)	$712,869
2024 RSUs							4,857	(4)	$361,798
2024 PSUs										9,063	(6)	$675,103
2025 RSUs							13,529	(4)	$1,007,775
2025 PSUs										15,319	(7)	$1,141,112
Mr. Kaduson
2025 RSUs							13,380	(4)	$996,676
2025 PSUs										15,151	(7)	$1,128,598
2025 Off-Cycle RSUs							39,645	(9)	$2,953,156
2025 Off-Cycle PSUs										26,430	(10)	$1,968,771
Mr. Toms
2023 RSUs							3,001	(2)	$223,544
2023 PSUs										7,360	(5)	$548,246
2024 RSUs							6,471	(3)	$482,025
2024 PSUs										8,083	(6)	$602,103
2025 RSUs							15,331	(4)	$1,142,006
2025 PSUs										17,361	(7)	$1,293,221
Mr. Keshavan
2019 Performance Options	35,587	(8)			$50.03	02/21/2029
2023 RSUs							3,682	(2)	$274,272
2023 PSUs										13,495	(5)	$1,005,243
2024 RSUs							6,849	(3)	$510,182
2024 PSUs										12,780	(6)	$951,982
2025 RSUs							8,920	(4)	$664,451
2025 PSUs										10,101	(7)	$752,423
(1)The market value of the Company's equity awards was determined by multiplying $74.49, the closing price per share of the Company's common stock, as reported by the NYSE, on December 31, 2025, by the number of units.
(2)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 20, 2024, one third of such units vested on February
18, 2025 and the remaining one-third vested on February 17, 2026.

58	Voya 2026 Proxy Statement

(3)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 18, 2025, one third of such units vested on February
17, 2026 and the remaining one-third is scheduled to vest on February 16, 2027.
(4)Represents RSUs of Voya Financial, Inc. One third of such units vested on February 17, 2026 and the remaining two-thirds of such units are scheduled to vest in equal amounts on February 16, 2027 and February 15, 2028.
(5)Represents PSUs of Voya Financial, Inc. All such units vested on February 17, 2026.
(6)Represents PSUs of Voya Financial, Inc. All such units are scheduled to vest on February 16, 2027.
(7)Represents PSUs of Voya Financial, Inc. All such units are scheduled to vest on February 15, 2028.
(8)Represents performance-vested non-qualified stock options of Voya Financial, Inc. granted on February 21, 2019. One half of the award vested on April 22, 2019 and became exercisable on April 22, 2020. The remaining half of the award vested and became exercisable on
July 31. 2021.
(9)Represents one-time RSU award pursuant to the terms of his employment that vests ratably over three years. One third of such units vested on February 17, 2026, one third of such units scheduled to vest on February 16, 2027, and the remaining one-third is schedule to vest on February 15, 2028.
(10)Represents one-time PSU award granted pursuant to the terms of his employment. All such units are scheduled to cliff vest on February
15, 2028.

Voya 2026 Proxy Statement	59

Option Exercises and Stock Vested in 2025
The following table provides information regarding all of the RSUs and PSUs held by the NEOs that vested during 2025 and options that were exercised by NEOs during 2025.
Option Exercises and Stock Vested Table for 2025

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting

Ms. Lavallee				8,275	$626,169	(1)
				2,854	$215,962	(2)
				16,792	$1,192,232	(5)
				16,792	$1,237,402	(5)
				16,792	$1,217,588	(6)
				11,783	$891,620	(3)
				15,491	$1,172,204	(4)
Mr. Katz				5,147	$389,473	(1)
				1,775	$134,314	(2)
				2,610	$197,499	(3)
				2,938	$216,501	(5)
				1,679	$121,744	(6)
				2,428	$183,727	(4)
	20,600	$1,545,000	(7)
Mr. Kaduson	n/a	n/a		n/a	n/a
Mr. Toms				4,687	$354,665	(1)
				2,415	$182,743	(2)
				2,999	$226,934	(3)
				3,235	$244,792	(4)
Mr. Keshavan				6,207	$469,684	(1)
				2,141	$162,009	(2)
				3,681	$278,541	(3)
				2,938	$216,501	(5)
				1,679	$121,744	(6)
				3,424	$259,094	(4)
(1)Represents vesting of a portion of Voya performance share awards granted under Voya's Long-term Incentive Plans during 2022.
(2)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2022.
(3)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2023.
(4)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2024.
(5)Represents vesting of a portion of Voya performance share awards granted under Voya's Long-term Incentive Plans during 2022.
(6)Represents vesting of a portion of Voya restricted awards granted under Voya's Long-term Incentive Plans during 2022.
(7)Represents performance-vested non-qualified stock options of Voya Financial Inc, granted on December 16, 2015 that vested in 2017 and remained restricted until 2018.

60	Voya 2026 Proxy Statement

Pay Versus Performance
Our CEOs are the principal executive officers (“PEOs”). PEO 1 is Ms. Lavallee, who was CEO in 2023, 2024, and 2025. PEO
2 is Mr. Martin, who was CEO in 2021 and 2022.  “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.
The following table sets forth information concerning the compensation of our PEOs and other NEOs for each of the fiscal years (“FY”) ended December 31, 2021, 2022, 2023, 2024 and 2025 and our financial performance for each such fiscal year:

Fiscal Year	Summary Compensation Table Total for PEO 1(1)	Compensation Actually Paid to PEO 1(2)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 2(2)	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:(3)		Net Income ($ in Millions)	Company Selected Measure Relative TSR(4)

							Total Shareholder Return	Peer Group Total Shareholder Return(3)

(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	$12,593,676	$13,264,555	$0	$0	$7,299,938	$7,458,228	$138.44	$203.47	$733	41%
2024	$9,720,234	$6,502,060	$0	$0	$5,617,520	$3,614,680	$124.69	$176.89	$742	13%
2023	$8,722,372	$11,013,417	$0	$0	$6,665,517	$8,884,546	$129.14	$135.49	$729	100%
2022	$0	$0	$14,676,883	$13,193,735	$4,828,157	$4,745,267	$107.02	$120.81	$433	53%
2021	$0	$0	$16,030,105	$19,751,360	$5,439,994	$6,280,117	$114.00	$135.04	$3,131	21%
(1)Refer to the Summary Compensation Table as set forth on page 54 of this proxy statement. For each of 2021, 2022, 2023, 2024, and
2025, the NEOs were:

Year	PEO 1	PEO 2	Other NEOs

2025	Heather Lavallee		Michael Katz, Jay Kaduson, Matthew Toms, Santhosh Keshavan
2024	Heather Lavallee		Donald Templin, Robert Grubka, Matthew Toms, Santhosh Keshavan, Rodney Martin
2023	Heather Lavallee		Donald Templin, Rodney Martin, Christine Hurtsellers, Robert Grubka, Kevin Silva
2022		Rodney Martin	Michael Smith, Donald Templin, Heather Lavallee, Christine Hurtsellers, Charles Nelson
2021		Rodney Martin	Michael Smith, Heather Lavallee, Christine Hurtsellers, Charles Nelson
(2)The dollar amounts reported in columns (c) and (e) represent the amount of “compensation actually paid” (otherwise known as CAP), adjusted as follows in the table below, as determined in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash, pension contributions, and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of the awards that vest in the covered year, which are valued as of the applicable vesting date. Similarly, no adjustment is made for dividends because the amount associated with such dividends are reflected in the fair value of the award for the covered fiscal year.
Reconciliation of SCT Total to CAP Total

Fiscal Year	Executives	SCT Total	Subtract Grant Date Fair Value of Stock Awards Reported in SCT	Subtract Aggregate Change in Actuarial Present Value of Accumulated Benefits Under all Defined Benefit Pension Plans from SCT	Add Defined Benefit and Pension Service Cost	Year End Fair Value of New Awards	Change in Fair Value of Outstanding Unvested Awards From Prior FY End to Applicable FY End	Change in Fair Value of Awards that Vested in Applicable Year from Prior FY End to Vesting Date	Add Fair Value of Vested Awards Granted and Vested in Current Fiscal Year	Subtract Fair Value at Start of Fiscal Year for Awards That Failed to Meet Vesting Conditions	Total Equity Award Adjustments	CAP
		(i)	(ii)	(iii)	(iv)	(v)	(vi)	(vii)	(viii)	(ix)	(v)+(vi)+(vii) +(viii)+(ix)	=(i)-(ii)- (iii)+(iv)+(v)+(vi) +(vii)+(viii)+(ix)

2025	PEO	$12,593,676	$(6,942,727)	$(132,024)	$34,828	$7,102,606	$402,418	$205,779	$0	$0	$7,710,802	$13,264,555
	Non PEO NEOs	$7,299,938	$(3,320,362)	$(71,818)	$23,523	$3,404,538	$65,223	$57,186	$0	$0	$3,526,947	$7,458,228
The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.
(3)TSR is determined based on the value of an initial fixed investment of $100 made on December 31, 2020. The TSR peer group consists of the S&P 500 Financials Sector Index, which is used for our Stock Performance presentation included with the Company’s Annual
Report on Form 10-K for the year ended December 31, 2025.
(4)Our Company-Selected Measure, which is the measure that we believe represents the most important financial performance measure not otherwise presented in the table above that we use to link CAP to our NEOs for fiscal 2025 to our Company’s performance is relative
TSR, which is consistent with the peer group metric used for our PSUs under Voya's annual long term incentive program. For illustrative purposes, calculations within this column are based on 1-year measurements (as opposed to the 3-year relative TSR performance period

Voya 2026 Proxy Statement	61

regarding the Company’s PSUs). For purposes of relative TSR, the peer group used in the PSU metric under our annual long term incentive program refer to the Comparison Group as set forth on page 40.
Narrative to Pay Versus Performance Table
For the fiscal year ended December 31, 2025, there are six important performance measures used to link compensation actually paid to our NEOs to company performance. Our NEOs target total compensation is heavily weighted towards short and long-term performance with performance goals aligned with our shareholders’ interests. The majority of target compensation was weighted toward long-term equity performance and time-based awards and the financial performance metrics for long-term equity-based incentive awards were Adjusted Operating Return on Equity (ROE), Adjusted Operating
Earnings Per Share (EPS) and Relative Total Shareholder Return (TSR). The short-term incentive program’s funding metrics are Adjusted Operating Earnings, Profitable Revenue Growth as well as Strategic Indicators as a non-financial performance measure with quantitative metrics.

Important Performance Measures
Adjusted Operating Return on Equity
Adjusted Operating Earnings Per Share
Relative Total Shareholder Return
Adjusted Operating Earnings Before Taxes
Profitable Revenue Growth
Strategic Indicators
The following graph compares the compensation actually paid to our PEO, the average of the compensation actually paid to our remaining NEOs and the TSR performance of our stock price with the TSR performance of the disclosed peer group.

VOYA & Peer TSR vs. Compensation Actually Paid
$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($M)
$220
$200
$180
$160
$140
$120
$100
$80
Value of $100 Investment from 12/31/2020)
$19.75
$13.19
$11.01
$6.50
$13.26
$6.28
$4.75
$8.88
$3.61
$7.46
$135.04
$120.81
$135.49
$176.89
$203.47
$114.00
$107.02
$129.14
$124.69
$138.44
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 1 CAP ($M)
S&P 500 Financials TSR
VOYA TSR

62	Voya 2026 Proxy Statement

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with our Company Selected Metric: Relative TSR.

Relative TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
TSR Percentile Rank
$25
$20
$15
$10
$5
$0
120%
100%
80%
60%
40%
20%
—%
$19.75
$6.28
21%
$13.19
$4.75
53%
100%
$8.88
$11.01
13%
$3.61
$6.50
41%
$7.46
$13.26
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 1 CAP ($M)
Relative TSR Percentile Rank

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with net income.

Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$25
$20
$15
$10
$5
$0
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$19.75
$3,131
$6.28
$13.19
$4.75
$433
$11.01
$729
$8.88
$6.50
$742
$3.61
$13.26
$733
$7.46
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 1 CAP ($M)
Net Income ($M)

Voya 2026 Proxy Statement	63

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with Earnings Per Share, a supplemental measure used in our compensation programs.

Earnings Per Share vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Adjusted Operating Earnings Per Diluted Shares ($)
$25
$20
$15
$10
$5
$0
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$19.75
$7.95
$6.28
$13.19
$7.32
$4.75
$7.02
$8.88
$11.01
$7.25
$3.61
$6.50
$8.85
$7.46
$13.26
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 1 CAP ($M)
Adjusted Operating Earnings Per Diluted Share ($)

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with Adjusted Operating Earnings Before Taxes, a supplemental measure used in our compensation programs.

Earnings vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Adjusted Operating Earnings Before Income Taxes ($M)
$25
$20
$15
$10
$5
$0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,225
$908
$916
$870
$1,038
$19.75
$6.28
$13.19
$4.75
$8.88
$11.01
$3.61
$6.50
$7.46
$13.26
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO 2 CAP ($M)
PEO 1 CAP ($M)
Average Non-PEO NEO CAP ($M)
Adjusted Operating Earnings Before Income Taxes ($M)

64	Voya 2026 Proxy Statement

Pension Benefits
As described above under “—Tax-Qualified and Non-Qualified Retirement and Other Deferred Compensation Plans,” the
Company maintains tax-qualified and non-qualified defined benefit (pension) plans that provide retirement benefits for employees whose length of service allows them to vest in and receive these benefits. During 2025, regular full-time and part-
time employees of the Company were covered by the Retirement Plan. Participants in the Retirement Plan whose benefits cannot be paid from the Retirement Plan as a result of Internal Revenue Service (IRS) compensation or benefit limitations and who are designated by the Company are also eligible to participate in the SERP.
Beginning January 1, 2012, all of the Company’s employees transitioned to a new cash balance pension formula under the
Retirement Plan. A similar change to the SERP was also made. The cash balance pension formula credits 4% of eligible compensation to a hypothetical account in the Retirement Plan and the SERP, as applicable, each month. Account balances receive a monthly interest credit based on a 30-year Treasury bond rate published by the IRS in the preceding August of each year (for 2025 that rate was 4.15%). Participants in the Retirement Plan and the SERP prior to January 1, 2012, including
Ms. Lavallee, transitioned to the new cash balance pension formula during the two-year period ending December 31, 2013.
Benefits that accrued during the transition period have been determined based on the prior final average pay pension formula or the new cash balance pension formula, whichever is greater. Pension benefits that accrue after the transition period are solely based on the new cash balance pension formula. The SERP benefit is equal to the difference between (a) the participant’s retirement benefit before taking into account the tax limitations on eligible compensation and other compensation deferrals and (b) the participant’s actual retirement benefit paid from the Retirement Plan. Because they began employment after December 31, 2008, the benefits of all NEOs, except Ms. Lavallee, will be determined based solely on the new cash balance pension formula.
A participant’s retirement benefits under the Retirement Plan and the SERP vest in full upon completion of three years of vesting service, when the participant reaches age 65 or if the participant dies while in active service with the Company.
Participants may begin receiving full retirement benefits at age 65 and may be eligible for reduced benefits if retiring at an earlier age with a minimum of three years of vesting service. As of December 31, 2025, all NEOs, with the exception of
Mr. Kaduson, were fully vested in Retirement Plan benefits and eligible for early retirement under the Retirement Plan. Eligible compensation generally includes base salary, annual cash incentive award and commissions, if applicable. Cash balance pension benefits under the Retirement Plan are generally payable as a lump-sum but may be paid as a monthly annuity.
Cash balance pension benefits under the SERP are payable as a lump sum only. Benefits that accrued under the Retirement
Plan and SERP before the cash balance transition period are generally payable in the form of a monthly annuity, though certain benefits under the Retirement Plan may be received as a lump-sum or partial lump-sum payment. Benefits under the
SERP may be forfeited at the discretion of the Company if the participant engages in unauthorized competition with the
Company, is discharged for cause, or performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company.
The following table presents the accumulated benefits under the Company pension plans in which each NEO participates.

Voya 2026 Proxy Statement	65

Present Value of Pension Benefits as of December 31, 2025

Name	Plan Name	Number Years Credit Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Ms. Lavallee	Voya Retirement Plan	17	$291,449	$0
	Voya SERP		$601,047	$0
	Total		$892,496	$0
Mr. Katz	Voya Retirement Plan	22	$301,516	$0
	Voya SERP		$188,707	$0
	Total		$490,223	$0
Mr. Kaduson	Voya Retirement Plan	0.96	$11,801	$0
	Voya SERP		$7,375	$0
	Total		$19,176	$0
Mr. Toms	Voya Retirement Plan	14	$170,878	$0
	Voya SERP		$341,361	$0
	Total		$512,239	$0
Mr. Keshavan	Voya Retirement Plan	8.27	$98,948	$0
	Voya SERP		$166,116	$0
	Total		$265,064	$0
The present value of accumulated benefits under the Retirement Plan and the SERP shown in the Present Value of Pension
Benefits as of December 31, 2025” table is calculated using the same actuarial assumptions used by the Company for GAAP financial reporting purposes, and assuming benefits commence as of age 65 under both plans. Those assumptions are:
■The discount rate is 5.63%;
■The post-retirement mortality assumption used for annuity payments and to measure liabilities under ASC 175 is based on the PRI-2012 Retiree, Amounts-Weighted, White Collar Mortality Table (Gender Specific) with generational mortality improvement projected using Scale MP-2021 after commencement at age 65. No mortality is assumed before age 65; and
■The long-term interest crediting rate on cash balance accounts is 4.25%.
Non-Qualified Deferred Compensation Savings Plans (DCSP)
The Company maintains the DCSP, a non-qualified deferred compensation plan that allows employees to contribute to deferred compensation accounts amounts above the 401(k) Plan annual limit and provides certain Company matching contributions on the deferred amounts.
Eligible employees who meet certain compensation thresholds may elect to participate in the DCSP. Participating employees may elect to defer up to 50% of their salary, up to 50% of their sales-based commission compensation, and/or up to 100% of their short-term variable compensation (excluding sales-based commissions). In addition, participants may also elect to defer compensation they would have contributed to their 401(k) Plan accounts were it not for the compensation and contribution limits under the Code (a “spillover deferral” election).
The Company provides a 100% matching contribution on spillover deferral amounts to enable Company matched contributions on deferrals that are in excess of the Code’s 401(k) contribution limits. Compensation eligible for spillover deferral and matching benefits is limited to one times the Code compensation limit, which was $350,000 for 2025. The aggregate Company match under the 401(k) Plan and DCSP for 2025 was limited to $42,000 (6% of $700,000, the maximum eligible compensation for 2025).

66	Voya 2026 Proxy Statement

The table below presents, for each NEO, 2025 information with respect to the DCSP.
Non-Qualified Deferred Compensation Plans Table for 2025

Name	Executive Contributions in 2025(1)	Registrant Contributions in 2025(2)	Aggregate Earnings in 2025(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 2025 Year End

Ms. Lavallee	$132,789	$21,000	$418,240	$—	$4,077,265
Mr. Katz	$56,635	$21,000	$117,599	$—	$913,837
Mr. Kaduson	$15,795	$15,625	$510	$—	$31,930
Mr. Toms(4)	$108,088	$21,000	$207,987	$1,312,887	$2,789,680
Mr. Keshavan	$68,417	$21,000	$112,129	$—	$900,789
(1)Amounts reported in this column that are reported in the “Summary Compensation Table” (for 2025) are: Ms. Lavallee - $132,789 base salary; Mr. Katz - $56,635 base salary; Mr. Kaduson - $15,795 base salary; Mr. Toms - $108,088 base salary; and Mr. Keshavan -
$68,417 base salary.
(2)Amounts in this column are also included in the "All Other Compensation" column of the "Summary Compensation Table."
(3)Amounts in this column reflect the interest and other earnings accrued on notional investments, which investments are elected by the participant. The amount reported for Mr. Toms includes earnings from his Fund Investment Awards.
(4)In 2025, Mr. Toms received incentive compensation associated with his prior role in Voya Investment Management. The amount under
Aggregate Earnings includes $93,425.31 from previous Fund Investment Awards. The amount under Aggregate Withdrawals/Distributions includes in-service distributions of $147,458.67 and distributions from previous Fund Investment Awards of $1,165,429.57. The amount under Aggregate Balance includes ending balance of $888,783.11 from Fund Investment Awards on December 31, 2025.
Potential Payments Upon Termination or Change in Control
The Voya Financial, Inc. Severance Plan for Senior Managers (Severance Plan) provides severance benefits for designated senior managers (Plan Participants) of the Company and its subsidiaries in the event of specified “Qualified Terminations,”
generally involving terminations not for Cause (as such term is defined in the Severance Plan), or, following certain change in control events, voluntary terminations for Good Reason (as such term is defined in the Severance Plan).
Under the Severance Plan, in the event of a Qualified Termination, NEOs would be entitled to specified severance benefits, including (i) a lump sum cash payment equal to the NEO’s eligible base salary and target annual cash incentive, multiplied by
1.75 for NEOs other than Ms. Lavallee (increased to 2.00 in the event of a termination within two years of a change in control)
or by 2.00 in all cases for Ms. Lavallee; (ii) 12 months of continued participation in the Company’s health care plan on the terms and conditions available to active employees, which period of participation shall be considered part of the period of continued coverage required to be offered by the Company under the Consolidated Omnibus Budget Reconciliation Act of
1985; and (iii) a pro-rated annual cash incentive with respect to the period of employment prior to the Qualified Termination
(which shall be paid based on actual performance for NEOs).
In consideration for receipt of severance benefits, NEOs are required to execute a release of claims in favor of the Company, as well as abide by a set of restrictive covenants, which include (i) non-competition with the Company for one year; (ii) non-
solicitation of the Company’s employees and agents for a period of one year; (iii) non-solicitation of the Company’s customers and prospective customers for a period of one year; and (iv) certain confidentiality and cooperation provisions, in all cases subject to carveouts under applicable laws.
If the Company determines that the payment of benefits under this Plan would subject the eligible senior management employee to excise taxes under Code section 4999 (or similar provisions) or any associated interest or penalties (the “excise taxes”), the Company may reduce the benefits due under this Plan to an amount that avoids the imposition of excise taxes to the extent that such reduction would result in a greater after-tax (including excise taxes) amount remaining to the employee than if the full benefits under this Plan had been paid. Any such reduction will be implemented in accordance with the terms of the Plan. The provisions of the Severance Plan do not apply to certain employees of the Company or its subsidiaries who have entered into a written employment agreement with the Company providing for specific severance benefits.
The treatment of equity awards for NEOs upon termination or change in control is set forth in the Voya 2019 Omnibus
Employee Incentive Plan and in the Voya 2024 Omnibus Incentive Plan.

Voya 2026 Proxy Statement	67

Potential Payments Upon Termination or Change in Control Table(1)
The following table sets forth, for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with a termination of employment under the circumstances enumerated below on December 31, 2025.

Name	Termination Trigger	Severance(2)	Annual Incentive(3)	Health & Welfare Continuation(4)	Equity Vesting	Other Benefits(5)(6)	Total

Ms. Lavallee	Involuntary Termination without Cause (Prior to Change in Control)	$7,000,000	$4,456,000	$21,160	$8,272,189	$50,000	$19,799,349
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$7,000,000	$4,456,000	$21,160	$15,348,665	$50,000	$26,875,825
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$4,456,000	$—	$15,348,665	$—	$19,804,665
Mr. Katz	Involuntary Termination without Cause (Prior to Change in Control)	$3,981,250	$3,400,313	$11,923	$1,791,112	$35,000	$9,219,598
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$4,550,000	$3,400,313	$11,923	$3,629,823	$35,000	$11,627,059
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$3,400,313	$—	$3,629,823	$—	$7,030,136
Mr. Kaduson	Involuntary Termination without Cause (Prior to Change in Control)	$4,375,000	$3,342,188	$21,160	$5,630,327	$35,000	$13,403,675
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$5,000,000	$3,342,188	$21,160	$7,047,201	$35,000	$15,445,549
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death or Disability	$—	$3,342,188	$—	$7,047,201	$—	$10,389,388
Mr. Toms	Involuntary Termination without Cause (Prior to Change in Control)	$4,834,375	$3,765,531	$21,160	$1,869,401	$637,629	$11,128,097
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$5,525,000	$3,765,531	$21,160	$3,934,785	$923,783	$14,170,260
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$3,765,531	$—	$3,934,785	$888,783	$8,589,100
Mr. Keshavan	Involuntary Termination without Cause (Prior to Change in Control)	$3,412,500	$2,406,375	$21,160	$1,987,915	$35,000	$7,862,950
	Involuntary Termination without Cause or Voluntary Termination for Good Reason (in Each Case within 2 Years Following Change in Control)	$3,900,000	$2,406,375	$21,160	$3,505,052	$35,000	$9,867,588
	Voluntary Termination or Termination for Cause	$—	$—	$—	$—	$—	$—
	Retirement	$—	$—	$—	$—	$—	$—
	Death and Disability	$—	$2,406,375	$—	$3,505,052	$—	$5,911,427
(1)All amounts assume that the triggering event took place on December 31, 2025 and the price per share of Voya common stock was
$74.49. There are no change in control provisions that would affect the level of benefits payable from the retirement plans.
(2)Under the terms of the Voya Financial, Inc. Severance Plan for Senior Managers and subject to each executive’s execution of a release, the Company would make lump sum cash severance payments to all NEOs.
(3)Annual Incentive amount equals target award multiplied by a performance factor of 155% for 2025.
(4)Reflects 12 months of continued participation in the Company's health care plan.

68	Voya 2026 Proxy Statement

(5)All NEOs would be eligible, under the applicable scenarios, for the Company’s executive outplacement program which provides a benefit for up to 12 months post-termination at a fixed cost to the Company of approximately $35,000 per executive, however CEO receives advanced outplacement services.
(6)Amounts shown under the Other Benefits column for Mr. Toms also includes payment due to him for previous Fund Investment awards upon termination.
CEO PAY RATIO – 155:1

	Salary Paid in 2025	Annual Incentive	Stock Awards	Non-Equity Incentive Plan Comp	Change in Pension & NQDC Earnings	All Other Comp	Total	Pay Ratio

Median Employee	$72,907	$5,500	n/a	n/a	$2,598	n/a	$81,005	155
CEO	$991,667	$4,456,000	$6,942,727	n/a	$132,024	$71,258	$12,593,676	—
Pursuant to the Dodd-Frank Act, we are required to annually disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. The annual total compensation for fiscal year
2025 for our CEO was $12,593,676 and for the median employee was $81,005. The resulting ratio of our CEO’s pay to the pay of our median employee for fiscal year 2025 was 155 to 1.
To identify the median of the annual total compensation of our employees (excluding our CEO), we utilized target total direct compensation, which includes base salary, target annual cash incentive, and target long-term incentive, as the consistently applied compensation measure. We included all of our full-time and part-time employees as well as seasonal and temporary employees whose compensation was determined by us, in each case employed with us as of December 31, 2025.
Compensation for employees with partial year of service was not annualized and no assumptions, adjustments or estimates were applied. To calculate the annual total compensation for the identified median employee, we used the same methodology as set forth in the 2025 Summary Compensation Table.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Voya 2026 Proxy Statement	69

NON-EMPLOYEE DIRECTOR COMPENSATION
Overview
In order to attract and retain highly qualified directors to represent shareholders, our philosophy is to set compensation to be within a competitive range of non-employee director pay at comparable companies. Annually, the Nominating, Governance and
Social Responsibility Committee reviews peer group data to understand market practices for director compensation with the assistance of the board’s independent third-party compensation consultant.
Our non-employee director compensation is compared to that of companies in the Comparison Group described on page 40 of this proxy statement. The Nominating, Governance and Social Responsibility Committee uses the approximate median of the
Comparison Group’s director compensation as a reference point for setting director compensation. The most recent competitive pay study was completed in July 2025.

Annual Cash Retainer
The annual cash retainer for each non-employee director is $105,000. The additional cash retainer for membership of all committees (except committee chairs) is $10,000.
The additional cash retainer for the Chair of the Audit Committee is $30,000; the
additional cash retainer for the Chair of the Compensation, Benefits and Talent
Management Committee, the Nominating, Governance and Social Responsibility
Committee, the Risk Committee and the Technology Committee, in each case is
$20,000. The Non-Executive Chairperson receives an additional cash retainer of
$150,000.

Equity Compensation
Each non-employee director receives an annual equity grant of time-based RSUs equal in value to $170,000. Stock grants are made on the date of the annual meeting of shareholders at which a director is elected or re-elected to serve on the Board and will vest on the date of the next annual meeting, subject to continued service.
Directors may also elect to defer settlement of their vested RSUs until their separation from service from the Board. Non-employee directors are subject to the stock ownership guidelines described below.

Director Compensation Deferral
We maintain a deferred cash fee plan pursuant to which non-employee directors may elect to defer all or a portion of their cash director fees either into a cash account or into an account in the form of our common stock and receive amounts deferred upon the earlier of the in-service distribution date designated by the director and the date on which the director first ceases to be a director of the Company. Directors may elect to receive their distributions either in a single lump sum or in quarterly or annual installments over a period of five or 10 years.

Stock Ownership Guidelines
Our non-employee directors are required to own Company stock in an amount that is five times the annual board cash fees no later than the fifth anniversary from the director’s initial election or appointment to the Board. For purposes of satisfying this ownership requirement, “Company stock” shall be deemed to include (i) shares of
Company common stock beneficially owned by the director and (ii) restricted stock units (vested and unvested) in respect of Company common stock awarded to the director. As of our latest measurement date (March 25, 2026), all of our non-
employee directors either currently meet the stock ownership guidelines or within the five-year phase in period before the required ownership guideline level fully applies.

70	Voya 2026 Proxy Statement

Director Summary Compensation Table
The chart below indicates the elements and total value of cash compensation and of RSUs granted to each non-employee director for services performed in 2025. Pursuant to SEC rules, this table includes equity awards granted during 2025, and excludes equity awards granted in 2026 in respect of 2025 service.

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Lynne Biggar	$141,603	$169,936	$25,000	$336,539
S. Biff Bowman	$135,000	$169,936	$25,000	$329,936
Yvette Butler	$138,596	$169,936	$30,410	$338,942
Jane Chwick	$146,596	$169,936	$45,561	$362,093
Kathleen DeRose	$155,000	$169,936	$18,000	$342,936
Hikmet Ersek	$138,596	$169,936	$0	$308,532
Ruth Ann Gillis	$285,000	$169,936	$25,000	$479,936
Robert Leary	$131,000	$169,936	$25,000	$325,936
Aylwin Lewis	$155,000	$169,936	$0	$324,936
William Mullaney	$135,000	$169,936	$17,756	$322,691
Joseph Tripodi	$143,000	$169,936	$28,790	$341,726
(1)Certain directors elected to defer the cash portion of their Director Fees for 2025 under the Director Compensation Deferral Plan adopted in 2015, which is described above.
(2)Amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.
(3)Amounts in this column represent matching charitable contributions (maximum of $25,000 per year) made by the Company on behalf of each Director. In addition, amounts in this column include reimbursements for tax filing and associated costs, as well as penalties and interest incurred by certain directors who were required to resubmit their tax returns due to an administrative mistake by the Company regarding the compensation reported on Form 1099. Specifically, the amounts are: $30,410 for Ms. Butler covering the 2023 and 2024 tax years, $32,561 for Ms. Chwick for the same period, and $3,790 for Mr. Tripodi for the 2024 tax year.
Director Equity Awards
The following table sets forth outstanding equity awards held by each non-employee Director as of December 31, 2025.

Director	# of RSUs Outstanding(1)	Common Stock	Total Holdings

Lynne Biggar	8,409	16,786	25,195
S. Biff Bowman	6,767	527	7,294
Yvette Butler	3,978	355	4,333
Jane Chwick	21,395	9,594	30,989
Kathleen DeRose	14,720	0	14,720
Hikmet Ersek	2,547	4,747	7,294
Ruth Ann Gillis	27,533	7,162	34,695
Robert Leary	4,602	868	5,470
Aylwin Lewis	10,988	486	11,474
William Mullaney	4,512	0	4,512
Joseph Tripodi	18,707	13,186	31,893
(1)RSUs granted to Non-Employee Directors vest on the same schedule; however, individual directors may annually elect to defer settlement of their RSUs and any related dividend equivalent rights until cessation of service. As a result, numbers of outstanding or unvested RSUs in the table above include units earned but deferred, and vary amongst directors depending on whether, and to what extent, they have elected to defer settlement of vested awards.

Voya 2026 Proxy Statement	71

Part III: Audit-Related Matters
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the
Company’s independent registered public accounting firm, which is retained to audit the Company’s financial statements.
■The Audit Committee determines and approves the audit fees paid to Ernst & Young LLP. Further, our Audit
Committee approves in advance all services rendered by Ernst & Young LLP to us and our consolidated subsidiaries, either on an individual basis or pursuant to our pre-approval policy. These services include audit, audit-related services (including attestation reports, accounting and technical assistance and risk and control services) and tax services.
■In order to assure continuing auditor independence, the Audit Committee periodically evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm before determining whether to renew its engagement. Further, in connection with the rotation of our independent registered public accounting firm’s lead engagement partner, as mandated by the rules of the SEC and the U.S. Public Company
Accounting Oversight Board (PCAOB), our Audit Committee is directly involved in the selection of Ernst & Young
LLP’s lead engagement partner.
In particular, our Audit Committee considered the following factors in evaluating Ernst & Young LLP and its lead engagement partner:
■Knowledge, technical skills of the firm, the lead engagement partner and the audit team, including local engagement teams;
■Communication with management and the Audit Committee regarding: (a) the audit plan and the engagement team,
(b) potential and emerging issues and risks, (c) consultations with the national practice office, if any, (d) internal control matters, (e) required communications and (f) rotation plan for the lead engagement partner;
■Responsiveness/services related to the Company’s business requirements such as quality and timeliness, responsiveness to changes in business and/or risks, assignment of appropriate resources to meet transaction timeliness and competitiveness of fees/value for services rendered; and
■Demonstration of independence, objectivity and professional skepticism by maintaining respectful but questioning approach, demonstrating independence in fact and in appearance, dealing with issues in a forthright manner and communicating potential independence issues with the Company and the Audit Committee, if any.
The Audit Committee also reviews and approves our policy on external auditor independence. This policy sets forth appointment, independence and responsibilities of the external auditor, as well as permitted services and the procedure for pre-approval of services.
Based on the foregoing, the members of our Audit Committee and our Board believe that the continued retention of Ernst &
Young LLP as our independent registered public accounting firm is in the best interests of the Company and its shareholders.
As a result, our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for
2026. We are asking shareholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, although such ratification is not a legal requirement of, or condition to, such appointment. If our shareholders do not ratify the appointment, our Audit Committee will reconsider its retention of Ernst & Young LLP, but will not necessarily revoke their appointment as the Company’s independent registered public accounting firm. Similarly, even if ratified by our shareholders, our Audit Committee may determine to appoint a different firm at any time during the year if it determines that such a change would be in the interests of our Company and its shareholders.
A representative of Ernst & Young LLP is expected to participate in our Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.
Accordingly, the following resolution will be presented at our Annual Meeting:
RESOLVED, that the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the purposes of the audit of the Company’s financial statements for the year ending December 31, 2026, is hereby
APPROVED.
Board Recommendation: Our Board unanimously recommends that the shareholders vote FOR the ratification of
Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

72	Voya 2026 Proxy Statement

MEMBERSHIP OF OUR AUDIT COMMITTEE
The Audit Committee of our Board currently consists of Aylwin B. Lewis, who serves as chairperson, Lynne Biggar, S. Biff
Bowman, Kathleen DeRose, and William J. Mullaney, each of whom is an independent director. Our Board has determined that each member of our Audit Committee is financially literate, as such term is defined under the rules of the NYSE, and that
Mr. Bowman and Mr. Lewis each qualify as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of
Regulation S-K of the SEC.
REPORT OF OUR AUDIT COMMITTEE
Responsibility for the preparation, presentation and integrity of the Company’s financial statements, for its accounting policies and procedures, and for the establishment and effectiveness of internal controls and procedures lies with the Company’s management. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual financial statements and of its internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.
In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with each of management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the PCAOB.
The Audit Committee has received the written disclosures from the independent registered public accounting firm in accordance with the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm such firm’s independence. The Audit
Committee approves in advance all audit and any non-audit services rendered by Ernst & Young LLP to us and our consolidated subsidiaries.
Based on the reports and discussions discussed above, the Audit Committee recommended to the Board that the audited financial statements of the Company for the year ended December 31, 2025 be included in the Company’s Annual Report on
Form 10-K for the year ended December 31, 2025.
Additional information about the Audit Committee and its responsibilities may be found beginning on page 23 of this proxy statement and the Audit Committee Charter is available on the Company’s website in the Investor Relations section.
Audit Committee:
Aylwin B. Lewis, Chairperson
Lynne Biggar
S. Biff Bowman
Kathleen DeRose
William J. Mullaney

Voya 2026 Proxy Statement	73

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table provides information about fees payable by us to Ernst & Young LLP for each of 2025 and 2024.

	2025 fees (in millions)	2024 fees (in millions)

Audit fees(1)	$14.7	$13.8
Audit-related fees(2)	$1.5	$1.5
Tax fees(3)	$1.7	$1.6
All other fees	$0.0	$0.0
(1)Includes fees for the audits of the Company’s annual consolidated financial statements, audits of subsidiaries and audits of certain managed investment funds consolidated by the Company.
(2)Includes the audit of service organization control reports and accounting consultations.
(3)Includes tax compliance services provided to the Company and to consolidated investment funds, and routine tax advisory services.
Excluded from the amounts reported in the table above, Ernst & Young LLP also provides audit, audit-related and tax services directly to certain of our affiliated investment companies, unit trusts and partnerships that are not consolidated by the
Company. Fees paid to Ernst & Young LLP by these funds for such services were $5.6 and $5.3 for fiscal years ended
December 31, 2025 and 2024, respectively. These amounts exclude the fees paid to Ernst & Young LLP for audit, audit-related and tax services by our registered investment companies (i.e., mutual funds).
All services performed for the Company by Ernst & Young LLP were approved by the Audit Committee. The charter of our Audit
Committee provides that the Audit Committee pre-approves all audit and any non-audit services rendered to us by our independent registered public accounting firm. The Audit Committee has adopted a pre-approval policy pursuant to which certain categories of engagements have been pre-approved without specific prior identification to the Audit Committee.

74	Voya 2026 Proxy Statement

Part IV: Certain Relationships and Related-
Party Transactions
RELATED-PARTY TRANSACTION APPROVAL POLICY
Our Board has adopted a written related-party transaction approval policy pursuant to which the Nominating, Governance and
Social Responsibility Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to the following transactions:
■A transaction in which we or one or more of our subsidiaries is a participant and which involves an amount exceeding
$120,000 and in which any of our directors, executive officers, or 5% shareholders or any other “related person” as defined in Item 404 of Regulation S-K (Item 404), has or will have a direct or indirect material interest; and
■Any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.
The policy provides that an investment by a director or executive officer in a fund or other investment vehicle sponsored or managed by the Company or by one or more of its subsidiaries shall not be deemed to be a related-party transaction if:
■Such investment is made pursuant to the Company’s 401(k) plan, Deferred Compensation Savings Plan or any other similar type of Company-sponsored employee or director plan; or
■Such investment is made on terms and conditions that are (i) in all material respects not more favorable to such director or executive officer than are available to investors that are not employed by or affiliated with the Company or any of its subsidiaries or (ii) subject to certain exceptions, consistent in all material respects with those offered to one or more classes of employees of the Company or any of its subsidiaries who are not executive officers of the
Company.
Certain of our directors and executive officers may from time to time invest their personal funds in funds or other investment vehicles that we or one or more of our subsidiaries manage or sponsor. These investments are made on substantially similar terms and conditions as other similarly situated investors in these funds or investment vehicles who are not employed or affiliated with the Company or any of its subsidiaries. In addition, from time to time our directors and executive officers may engage in transactions in the ordinary course of business involving other services and products we offer, such as insurance and retirement services, on terms similar to those extended to customers that are not employed or affiliated with the Company or any of its subsidiaries.
This policy sets forth factors to be considered by the Nominating, Governance and Social Responsibility Committee in
determining whether to approve any such transaction, including the nature of our and our subsidiaries’ involvement in the transaction, whether we or our subsidiaries have demonstrable business reasons to enter into the transaction, whether the transaction would impair the independence of a director and whether the proposed transaction involves any potential reputational or other risk issues.
To simplify the administration of the approval process under this policy, the Nominating, Governance and Social Responsibility
Committee may, where appropriate, establish guidelines for certain types of related party transactions or designate certain types of such transactions that will be deemed pre-approved. This policy also provides that the following transactions are deemed pre-approved:
■Decisions on compensation or benefits or the hiring or retention of our or any of our subsidiaries’ directors or executive officers, if approved by the applicable board committee;
■The indemnification and advancement of expenses pursuant to our amended and restated certificate of incorporation, by-laws or an indemnification agreement; and
■Transactions where the related person’s interest or benefit arises solely from such person’s ownership of our securities and holders of such securities receive the same benefit on a pro rata basis.
A member of the Nominating, Governance and Social Responsibility Committee who has an interest in a related-party transaction being considered by the Nominating, Governance and Social Responsibility Committee will not participate in the consideration of that transaction unless requested by the chairperson of the Nominating, Governance and Social
Responsibility Committee.

Voya 2026 Proxy Statement	75

BENEFICIAL OWNERSHIP OF CERTAIN HOLDERS
The following table presents information as of March 25, 2026 regarding the beneficial ownership of our common stock by:
■All persons known by us to own beneficially more than 5% of our common stock;
■Each of our named executive officers, current directors and new director nominee as of such date; and
■All current executive officers, current directors and new director nominee as a group.
Unless otherwise indicated, the address of each beneficial owner presented in the table below is c/o Voya Financial, Inc., 200
Park Avenue, New York, New York 10166.

		Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owners	Number of Shares(6)	Options Exercisable within 60 days	Percentage of Class	Additional Underlying Stock Units(7)	Total Common Stock and Stock Units

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	11,640,253	—	12.60%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	8,795,764	—	9.5%
T. Rowe Price Associates, Inc.(3) 1307 Point Street Baltimore, MD 21231	6,754,070	—	7.30%
The Bank of New York Mellon Corporation(4) 240 Greenwich Street New York, NY 10286	6,516,879		7.00%
FMR LLC(5) 245 Summer Street Boston, MA 02210	4,914,447		5.30%
Named executive officers and current directors (16 persons)
Heather Lavallee	105,951	—	*	366,810	472,761
Michael R. Katz	47,083	35,587	*	98,976	181,646
Jay Kaduson	9,752	—	*	125,156	134,908
Matthew Toms	14,545	—	*	99,689	114,234
Santhosh Keshavan	36,929	35,587	*	86,598	159,114
Lynne Biggar	16,983	—	*	8,409	25,392
S. Biff Bowman	527	—	*	6,767	7,294
Yvette S. Butler	355	—	*	3,978	4,333
Jane P. Chwick	9,594	—	*	21,395	30,989
Kathleen DeRose	—	—	*	14,720	14,720
Hikmet Ersek	4,747	—	*	2,547	7,294
Ruth Ann M. Gillis	7,162	—	*	33,119	40,281
Robert G. Leary	868	—	*	4,602	5,470
Aylwin B. Lewis	486	—	*	10,988	11,474
William J. Mullaney	0	—	*	4,512	4,512
Joseph V. Tripodi	13,186	—	*	18,707	31,893
All current executive officers and directors (20 persons)	300,942	74,791	*	1,072,099	1,447,832
*Less than 1%

76	Voya 2026 Proxy Statement

(1)Based on information as of September 30, 2024, contained in a Schedule 13G/A filed with the SEC on November 12, 2024, by The
Vanguard Group. The Schedule 13G/A indicates that The Vanguard Group has sole voting power with respect to none of these shares, shared voting power with respect to 46,515 of these shares, sole dispositive power with respect to 11,454,027 of these shares and shared dispositive power with respect to 186,226 of these shares. On March 27, 2026, The Vanguard Group further amended its 13G/A to disclose that as of the record date (i) as a result of internal realignment, it is no longer deemed to beneficially own shares held by various of its subsidiaries and divisions, and accordingly, it no longer beneficially owns Company shares directly and (ii) going forward, subsidiaries and divisions of The Vanguard Group will report beneficial ownership separately (on a disaggregated basis).
(2)Based on information as of March 31, 2025, contained in a Schedule 13G/A filed with the SEC on April 17, 2025, by BlackRock, Inc. The
Schedule 13G/A indicates that BlackRock, Inc. has sole voting power with respect to 8,556,779 of these shares and sole dispositive power with respect to all 8,795,764 shares.
(3)Based on information as of September 30, 2025, contained in a Schedule 13G/A filed with the SEC on November 14, 2025, by T. Rowe
Price Associates, Inc. The Schedule 13G/A indicates that T. Rowe Price Associates, Inc. has sole voting power with respect to 6,485,602 of these shares and sole dispositive power with respect to 6,754,058 shares.
(4)Based on information as of September 30, 2025, contained in a Schedule 13G/A filed with the SEC on October 28, 2025, by The Bank of
New York Mellon Corporation. The Schedule 13G/A indicates that The Bank of New York Mellon Corporation has sole voting power with respect to 6,424,110 of these shares, shared voting power with respect to 19,134 of these shares, sole dispositive power with respect to
4,153,166 of these shares and shared dispositive power with respect to 2,363,713 of these shares. The Schedule 13G/A indicates that
BNY Mellon IHC, LLC and MBC Investments Corp has sole voting power with respect to 5,011,931 of these shares, shared voting power with respect to none of these shares, sole dispositive power with respect to 2,88,086 of these shares and shared dispositive power with respect to 2,300,418 of these shares.
(5)Based on information as of December 31, 2025 contained in a Schedule 13G/A filed with the SEC on February 4, 2026, by FMR LLC.
The Schedule 13G/A indicates that FMR LLC has sole voting power with 4,818.722 shares and sole dispositive power with respect to
4,914,477 shares. The Schedule 13G/A indicates that Abigail P. Johnson has sole dispositive power with regard to 4,914,477 shares.
(6)Amounts include, for directors, vested RSUs awarded as compensation. See “Part II: Compensation Matters-Non-Employee Director
Compensation-Director Equity Awards.”
(7)Amounts include, for directors and executive officers, unvested RSUs and deferred stock units issued pursuant to deferred compensation plan arrangements. For executive officers, amounts also include unvested PSUs. The ultimate number of common stock shares earned at vesting of PSUs is formulaically determined, with potential payout value ranging from 0% to 200% depending on the achievement of certain performance factors.

Voya 2026 Proxy Statement	77

Part V: Other Information
Frequently Asked Questions About Our Annual Meeting
When and where is our Annual Meeting?
We will hold our Annual Meeting on Thursday, May 21, 2026, at 11:00 a.m., Eastern Daylight Time. The Annual Meeting will be conducted entirely over an internet website, at the following address: www.virtualshareholdermeeting.com/VOYA2026, thus facilitating maximum participation by our shareholders.
Who can participate in our Annual Meeting?
You are entitled to participate in our Annual Meeting if you were a shareholder of record of Voya as of the close of business on
March 25, 2026, which we refer to in this proxy statement as the “Record Date”, or if you hold a valid proxy for the Annual
Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you must request a legal proxy from your broker or nominee to participate and vote at the Annual Meeting.
How do I attend the Annual Meeting virtually?
You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting
www.virtualshareholdermeeting.com/VOYA2026 and using your 16-digit control number to enter the meeting.
What if I have trouble participating in the Annual Meeting?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices
(desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 10:45 a.m.,
Eastern Daylight Time. If you encounter any difficulties accessing the virtual meeting during the check-in time or during the
Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/
VOYA2026.
How can I submit questions?
If you wish to submit a question, you may do so in a few ways. If you want to ask a question before the meeting, you may do so at www.proxyvote.com. You may also access copies of our proxy materials at www.proxyvote.com. If you want to submit your question during the Annual Meeting, you may submit your question by logging into the virtual meeting platform at
www.virtualshareholdermeeting.com/VOYA2026 and type your question into the “Ask a Question” field. Alternatively, a telephone number will be included on the virtual meeting platform and you may ask a question by calling that number.
What are the rules of conduct?
We have published rules of conduct Q&As for the Annual Meeting on www.virtualshareholdermeeting.com/VOYA2026. You will find in the rules of conduct:
1.What types of questions will be allowed and answered;
2.The number of questions allowed per shareholder;
3.Time guidelines for questions; and
4.What happens if we run out of time and there are unanswered questions.
Will you archive the meeting for future viewing?
Yes, we will archive the meeting on our investor relations website at investors.voya.com for future viewing.
Why did I receive this proxy statement?
The Board is soliciting proxies to be voted at the Annual Meeting. Under the rules of the NYSE, the stock exchange on which our common stock is listed, we are required to solicit proxies from our shareholders in connection with any meeting of our shareholders, including the Annual Meeting. Under the rules of the SEC, when we ask you for your proxy, we must provide you with a proxy statement and certain other materials (including an annual report to shareholders), containing certain required information. These materials will be first made available, sent or given to shareholders on or about April 10, 2026.

78	Voya 2026 Proxy Statement

What is included in our proxy materials?
Our proxy materials include:
■This proxy statement;
■A notice of our 2026 Annual Meeting of Shareholders (which is attached to this proxy statement); and
■Our Annual Report to Shareholders for 2025.
If you request to receive printed versions of these materials by mail (rather than through electronic delivery), these materials will also include a proxy card or voting instruction form. If you received or accessed these materials through the Internet, your proxy card or voting instruction form are available to be filled out and executed electronically.
Why didn’t I receive a paper copy of these materials?
SEC rules allow companies to deliver a Notice of Internet Availability of Proxy Materials to shareholders and provide Internet access to those proxy materials, in lieu of providing paper materials. Shareholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the Notice of Internet Availability of Proxy Materials.
What is “householding?”
We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, our Annual Report to
Shareholders for 2025 or delivery of the Notice of Internet Availability of Proxy Materials by delivering a single copy of these documents to an address shared by two or more shareholders.
If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. (Computershare) at P.O. Box 43006, Providence, Rhode Island
02940-3006. You can also contact Computershare, via written notice directed to the address above or via oral request by contacting 1-877-373-6374 to receive individual copies of our proxy statement, our Annual Report to Shareholders for 2025 or the Notice of Internet Availability of Proxy Materials or to request to receive separate such documents in the future. You may also contact the Corporate Secretary at Voya Financial, Inc., 200 Park Avenue, New York, New York 10166, Office of the
Corporate Secretary. Once a request is made following the above instructions, we will undertake to promptly deliver our proxy materials, annual report of the Notice of Internet Availability of Proxy Materials, as applicable.
What is a proxy?
It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated three of the Company’s officers to act as proxies at the Annual Meeting.
Who can vote by proxy at the Annual Meeting?
Persons who held stock as of the close of business on the Record Date, March 25, 2026 can vote their stock at the Annual
Meeting, either by participating in the online meeting or by executing (manually, telephonically, or electronically) a proxy card or voting instruction form.
What will shareholders vote on at the Annual Meeting?
At the Annual Meeting, our shareholders will be asked to cast votes on the following items of business:
■Election of the 12 directors who make up our Board;
■Advisory vote on the approval of executive compensation; and
■Ratification of the appointment of Ernst & Young LLP as the Company’s auditors for 2026.
Will there be any other items of business on the agenda?
We do not expect any other items of business because the deadline in our by-laws for shareholder director nominations and other proposals has passed. However, if any other matter should properly come before the meeting, the officers we have designated to act as proxies will vote the stock for which they have received a valid proxy according to their best judgment.

Voya 2026 Proxy Statement	79

How many votes do I have?
You will have one vote for every share of common stock of Voya that you owned at the close of business on the Record Date,
March 25, 2026.
What constitutes a quorum for the Annual Meeting?
A majority of the outstanding shares of common stock as of the Record Date must be present, in person or by proxy, at the
Annual Meeting for a quorum to exist. On the Record Date, there were 92,362,380 shares of common stock outstanding. A quorum must be present before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner of common stock held in “street name”?
Shareholder of Record: If your shares of common stock are registered directly in your name with our transfer agent,
Computershare, you are considered a “shareholder of record” of those shares.
Shares Held in “Street Name”: If your shares of common stock are held in an account at a brokerage firm, bank, broker- dealer or other similar organization (which we refer to in this proxy statement as a “financial intermediary”), then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the financial intermediary holding your account and, as a beneficial owner, you have the right to direct your financial intermediary as to how to vote the shares held in your account.
How do I vote?
The manner in which you cast your vote depends on whether you are a shareholder of record or you are a beneficial owner of shares held in “street name.” In order to vote your shares, you may vote:

	If you are a shareholder of record	If you hold your shares in “street name”

By Internet-Advance Voting:	www.proxyvote.com	www.proxyvote.com
By Internet at our Annual Meeting:	www.virtualshareholdermeeting.com/ VOYA2026	www.virtualshareholdermeeting.com/ VOYA2026
By Telephone	1-800-690-6903	1-800-690-6903
By Mail:	Return a properly executed and dated proxy card in the pre-paid envelope we have provided.	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your financial intermediary makes available.
To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the proxy card or voting instruction form, as applicable.
How do I revoke my proxy?
If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy by executing a new proxy, by voting at the meeting or by giving notice of revocation in writing to the Corporate Secretary.

80	Voya 2026 Proxy Statement

How do I vote my shares held in the Company’s 401(k) plans?
The trustee of the plans will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If your proxy is not returned or is returned unsigned, the trustee will vote your shares in the same proportion as are all the shares held by the respective plan that are allocated to the participants of such plan for which voting instructions have been received.
How will my shares be voted if I do not give specific voting instructions?
The voting of shares for which a proxy has been executed, dated and delivered, but for which no specific voting instructions have been provided, depends on whether the shares are held by a shareholder of record or are held beneficially in “street name”, and if shares are held in “street name”, on the financial intermediary through which beneficial ownership is held.

Are you a Shareholder of Record?	Are you a Beneficial Owner of Shares Held in “Street Name”?

✔If you are a shareholder of record and you indicate that
you wish to vote as recommended by our Board or if
you sign, date and return a proxy card but do not give
specific voting instructions, then your shares will be
voted in the manner recommended by our Board on all
matters presented in this proxy statement, and the
proxy holders may vote in their discretion with respect
to any other matters properly presented for a vote at
our Annual Meeting.
✔While our Board does not anticipate that any of the
director nominees will be unable to stand for election
as a director nominee at our Annual Meeting, if that
occurs, proxies will be voted in favor of such other
person or persons as may be recommended by our
Nominating, Governance and Social Responsibility
Committee and nominated by our Board.

✔If you are a beneficial owner of shares and your
brokerage firm, bank, broker-dealer or other similar
organization does not receive voting instructions from
you, the manner in which your shares may be voted
differs, depending on the specific resolution being
voted upon.
✔Ratification of Auditors. For the resolution to ratify
the appointment of Ernst & Young LLP as the
Company’s independent registered public accounting
firm, NYSE rules provide that brokers that have not
received voting instructions from their customers at
least 10 days before the meeting date may vote their
customers’ shares in the brokers’ discretion. This is
called broker-discretionary voting. The foregoing rule
does not apply, however, if your broker is an affiliate of
our Company. In such a case, NYSE policy specifies
that, in the absence of your specific voting instructions,
your shares may be voted only in the same proportion
as are the other shares voted with respect to the
resolution.
✔All other matters. All other resolutions to be presented
at our Annual Meeting are considered “non-
discretionary matters” under NYSE rules, and your
brokerage firm, bank, broker-dealer or other similar
organization may not vote your shares without voting
instructions from you (“broker non-votes”). Therefore,
you must provide voting instructions in order for your
vote to be counted

Voya 2026 Proxy Statement	81

What vote is required for adoption or approval of each matter to be voted on?
The chart below sets forth each item of business that we expect to be put before our shareholders at the Annual Meeting, and for each such item: the voting options available, the vote required to adopt or approve, the voting recommendation of our
Board, the effect of abstaining from the vote, whether such item is a “discretionary matter” for which brokers may cast discretionary votes and the effect of broker non-votes.

Proposal	Voting Options	Vote Required	Directors’ Recommendation	Effect of Abstentions	Broker Discretionary Votes Allowed?	Effect of Broker Non- Votes

Election of Directors	You may vote FOR, AGAINST, or ABSTAIN for each nominee for director.	For each nominee, election requires a number of FOR votes that represents a majority of the votes cast FOR or AGAINST each nominee for director.	FOR all director nominees. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the election of our director nominees.	Abstentions are not counted as a vote cast and will therefore have no effect on the vote.	No	No effect

Advisory Vote to Approve Executive Compensation	You may vote FOR, AGAINST, or ABSTAIN on the resolution to approve the executive compensation of our NEOs.	Approval requires a number of FOR votes that represents a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.	FOR the resolution. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the approval of the executive compensation of our NEOs.	Abstentions will have the same effect as a vote AGAINST the resolution.	No	No effect

Ratification of Appointment of Independent Registered Public Accounting Firm	You may vote FOR, AGAINST, or ABSTAIN on the resolution to ratify the appointment.	Approval requires a number of FOR votes that represents a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter.	FOR the ratification of the appointment. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the ratification of the appointment.	Abstentions will have the same effect as a vote AGAINST the resolution.	Yes	N/A

Who counts the votes?
Votes will be counted by Computershare Trust Company, N.A.
How will the results of the votes taken at our Annual Meeting be reported?
We expect to announce the preliminary voting results at the Annual Meeting. The final voting results will be reported in a
Current Report on Form 8-K that will be filed with the SEC, and will be available at www.sec.gov and on our website at
www.voya.com.
How do I submit a shareholder proposal or director nominations for the 2027 Annual Meeting?
Shareholder Proposals under SEC Rule 14a-8: Shareholders who wish to present proposals pursuant to SEC Rule 14a-8 for inclusion in the proxy materials to be distributed by us in connection with our 2027 Annual Meeting of Shareholders must submit their proposals to the Office of the Corporate Secretary, at Voya Financial, Inc., 200 Park Avenue, New York, New York
10166. Proposals must be received on or before December 11, 2026, unless our 2027 Annual Meeting of Shareholders is held more than 30 days before or after the anniversary date of the 2026 Annual Meeting, in which case proposals must be received

82	Voya 2026 Proxy Statement

a reasonable time before we begin to print and send proxy materials for the 2027 Annual Meeting of Shareholders. Submitting
a proposal does not guarantee its inclusion, which is governed by SEC rules and other applicable limitations.
Proxy Access Director Nominations: Our by-laws provide for “proxy access”, which permits eligible shareholders to nominate directors for inclusion in our proxy materials. For a director nominee to be included in the Company's proxy statement for the
2027 Annual Meeting of Shareholders, a notice of the nomination must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not before November 11, 2026, and not later than December 11,
2026. If, however, our 2027 Annual Meeting of Shareholders is held before the date that is 30 days before the anniversary date of the 2026 Annual Meeting, or after the date that is 30 days after the anniversary date of the 2026 Annual Meeting, then our by-laws provide that the deadline for such notice of the nomination will be the later of the close of business on (i) the date that is 180 days before the date of our 2027 Annual Meeting of Shareholders and (ii) the 10th day following the date on which the date of our 2027 Annual Meeting of Shareholders is first publicly announced or disclosed. Our by-laws also specify additional requirements that must be met (including eligibility requirements applicable to any nominator and any nominee) in order for a director nomination to be included in the Company's proxy statement for the 2027 Annual Meeting of Shareholders.
Advance Notice Bylaws for Proposals and Nominations Not Included in Our Proxy Statement: In accordance with our by-laws, for a proposal or director nomination not included in our proxy materials to be properly brought before the 2027 Annual
Meeting of Shareholders, a notice of the proposal or nomination must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not before January 21, 2027, and not later than February 20, 2027.
If, however, our 2027 Annual Meeting of Shareholders is held before the date that is 30 days before the anniversary date of the
2026 Annual Meeting, or after the date that is 60 days after the anniversary date of the 2026 Annual Meeting, then our by-laws provide that the deadline for such a notice will be the later of the close of business on (i) the date that is 90 days before the date of our 2027 Annual Meeting of Shareholders and (ii) the tenth day following the date on which the date of our 2027 Annual
Meeting of Shareholders is first publicly announced or disclosed. Our by-laws specify additional requirements in order for a shareholder to bring a proposal or nominate a director.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027, unless the by-laws provide for an alternative deadline due to the date of the 2027 Annual Meeting of Shareholders.
Who pays the expenses of this proxy solicitation?
Expenses for the preparation of these proxy materials and the solicitation of proxies for our Annual Meeting are paid by the
Company. In addition to the solicitation of proxies over the Internet or by mail, certain of our directors, officers or employees may solicit proxies in person, by telephone, or by other means of communication. Our directors, officers and employees will receive no additional compensation for any such solicitation. The Company has retained MacKenzie Partners, Inc. as proxy solicitor for a fee of $23,500 plus the reimbursement of any out-of-pocket expenses. We will reimburse brokers, including our affiliated brokers, and other similar institutions for costs incurred by them in mailing proxy materials to beneficial owners.
Where can I receive more information about the Company?
We file reports and other information with the SEC. This information is available on the Company’s website at www.voya.com and at the Internet site maintained by the SEC at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The charters of our Audit; Compensation, Benefits and Talent Management; Executive; Nominating, Governance and Social
Responsibility; Risk; and Technology Committees, as well as the Company’s Corporate Governance Guidelines and the
Corporate Code of Business Conduct and Ethics are available on the Company’s investor relations website,
investors.voya.com.
Communications with our Board
Any person who wishes to communicate with any of our directors, our Non-Executive Chairperson, our committee chairs or with our independent directors as a group should address communications to the Board or the particular director or directors, as the case may be, and mail to Voya Financial, Inc., 200 Park Avenue, New York, New York 10166, Office of the Corporate
Secretary or send by electronic mail to CorporateSecretary@voya.com.
Code of Ethics and Conduct
Our Board has adopted a code of ethics and a code of conduct as such terms are used in Item 406 of Regulation S-K and the
NYSE listing rules. A copy of our Code of Business Conduct and Ethics is available from our investor relations website at
investors.voya.com. The Company intends to satisfy any disclosure requirement under Item 5.05 of Form 8-K with respect to its code of ethics through a notice posted at investors.voya.com. Information from this website is not incorporated by reference into this proxy statement.

Voya 2026 Proxy Statement	A-1

Exhibit A
Non-GAAP Financial Measures
In this proxy statement, we present Adjusted Operating Earnings, Adjusted Operating Earnings Per Share, Adjusted Operating
Margin, Net Revenue and Adjusted Operating Return on Equity, each of which is a non-GAAP financial measure.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income
(loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
■Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses)
associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
■Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
■Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's
(“Allianz”) stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated variable interest entities ("VIEs") or voting interest entities ("VOEs");
■Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
■Other adjustments may include the following items:
■Income (loss) related to early extinguishment of debt;
■Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
■Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
■Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
■Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
Adjusted Operating Earnings Per Share
Adjusted Operating Earnings Per Share is defined as adjusted operating earnings after income taxes divided by average diluted common shares.

A-2	Voya 2026 Proxy Statement

Adjusted Operating Return on Equity
Adjusted Operating Return on Equity is defined as adjusted operating earnings after income taxes divided by average common equity including the deferred tax asset ("DTA") related to federal loss carryforwards ("NOL") and certain tax credits, but excluding AOCI.
While we use the Adjusted Operating Return on Equity, as defined above, as one of the performance goals for determining the payout on PSUs, we also report Adjusted Operating Return on Equity excluding the NOL DTA and certain tax credits in some of our investor materials as we feel this measure helps investors compare our results to peers who do not have similar
NOL DTAs.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's adjusted operating revenues are calculated by adjusting Total revenues for the following items:
■Net investment gains (losses);
■Revenues related to businesses exited or to be exited through reinsurance or divestment;
■Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or
VOEs; and
■Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues.
Net Revenue and Adjusted Operating Margin
Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain
(loss). Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders ("loss ratio").
Accelerating Profitable Revenue Growth
This compensation metric measures Adjusted Operating Margin and commercial momentum in each segment: Retirement's
Defined Contribution net flows, Investment Management's net flows excluding divested business and general account flows, and Employee Benefits in-force premiums and fees. Adjusted Operating Margin is measured on a macro-neutral basis and commercial momentum is measured on a relative basis with industry peers.

Voya 2026 Proxy Statement	A-3

Voya Financial, Inc.
Reconciliation of Adjusted Operating Earnings before income taxes to Income (Loss) before income taxes

	Full Year

($ in millions)	2025	2024	2023	2022	2021

Income (loss) before income taxes	$837	$799	$678	$428	$3,085
Less:
Net investment gains (losses)	(42)	50	(15)	(190)	(29)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(147)	(142)	(182)	(138)	1,133
Net income (loss) attributable to noncontrolling interests	79	75	104	(77)	761
Dividend payments made to preferred shareholders	41	41	36	36	36
Other adjustments[1]	(132)	(95)	(180)	(111)	(39)
Adjusted operating earnings before income taxes	$1,038	$870	$916	$908	$1,225

Retirement	$959	$820	$632	$697	$1,106
Investment Management	226	213	177	158	239
Employee Benefits	152	40	315	304	204
Corporate	(299)	(203)	(207)	(251)	(325)
Adjusted operating earnings before income taxes	$1,038	$870	$916	$908	$1,225
(1)Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the year ended December 31, 2025, also includes $48 million, pre-tax, of severance costs and a $24 million, pre-
tax, net actuarial loss related to pension and other postretirement benefit obligations. For the year ended December 31, 2024, also includes $15 million, pre-tax, of severance costs, a $15 million, pre-tax, write-off of an intangible asset related to a prior acquisition, a $10 million, pre-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, and $5 million, pre-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $26 million, pre-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the year ended December 31, 2023, also includes $35 million, pre-tax, of severance costs, a $22 million, pre-tax, net favorable adjustment to certain acquisition-related assets and liabilities, and a $17 million, pre-tax, impairment related to a vacated leased building. For the twelve months ended December 31,
2022, also includes a $32 million, pre-tax, impairment to the fair value of a wholly-owned office building.

A-4	Voya 2026 Proxy Statement

Voya Financial, Inc.
Reconciliation of Adjusted Operating Return on Equity (ROE) and Adjusted Operating Earnings Per
Share (EPS)

	After Income Taxes		Per Share

($ in millions, except per share)	Full Year 2025	Full Year 2024	Full Year 2025	Full Year 2024	Full Year 2023	Full Year 2022	Full Year 2021

Net Income (loss) available to Voya Financial, Inc.'s common shareholders	$613	$626	$6.29	$6.17	$5.42	$4.30	$18.56
Less:
Net investment gains (losses)	(33)	39	(0.34)	0.39	(0.02)	(1.36)	(0.18)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(116)	(75)	(1.19)	(0.74)	(0.40)	(0.99)	7.12
Other adjustments	(99)	(75)	(1.02)	(0.74)	(1.18)	(0.67)	3.59
Adjusted operating earnings	$861	$736	$8.85	$7.25	$7.02	$7.32	$7.95
Average Common Equity excluding AOCI[1]	$6,038	$5,966
Adjusted Operating Return on Equity (ROE)	14.3%	12.3%
2025 and 2024 Average Adjusted Operating ROE and EPS	13.3%		$8.05

Adjusted Operating ROE	14.3%	12.3%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted Operating ROE excluding AOCI and NOL DTA	-4.3%	-4.1%
Adjusted Operating ROE excluding AOCI and NOL DTA	18.6%	16.5%
(1)Includes the NOL DTA.

Voya 2026 Proxy Statement	A-5

Voya Financial, Inc.
Reconciliation of Total Revenues to Adjusted Operating Revenue and Net Revenue

	Year Ended

($ in millions)	2025	2024

Total revenues	$8,189	$8,050
Less:
Net investment gains (losses)	(58)	22
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	117	102
Revenues (loss) attributable to noncontrolling interests	214	243
Other adjustments	179	196
Total adjusted operating revenues	$7,738	$7,487

Retirement	$3,341	$2,905
Investment Management	1,030	982
Employee Benefits	3,348	3,577
Corporate	19	23
Total adjusted operating revenues	$7,738	$7,487

Retirement - Adjusted operating revenues	$3,341	$2,905
Plus:
Interest credited and other benefits to contract owners/policyholders	(933)	(849)
Net Revenue	2,408	2,056

Investment Management - Adjusted operating revenues	1,030	982
Net Revenue	1,030	982

Employee Benefits - Adjusted operating revenues	3,348	3,577
Plus:
Interest credited and other benefits to contract owners/policyholders	(2,230)	(2,602)
Net Revenue	1,118	975

A-6	Voya 2026 Proxy Statement

Voya Financial, Inc.
Calculation and Reconciliation of Adjusted Operating Margin

	Full Year

($ in millions)	2025	2024

Retirement - Adjusted operating earnings	$959	$820
Retirement Net Revenue	2,408	2,056
Adjusted Operating Margin	39.8%	39.9%

Investment Management - Adjusted operating earnings	$226	$213
Plus:
Earnings attributable to noncontrolling interest	65	65
Adjusted operating earnings including noncontrolling interest	291	278
Investment Management Net Revenue	1,030	982
Adjusted Operating Margin	28.3%	28.3%

Employee Benefits - Adjusted operating earnings	152	40
Employee Benefits Net Revenue	1,118	975
Adjusted Operating Margin	13.6%	4.1%

Voya 2026 Proxy Statement	A-7

Forward-Looking and Other Cautionary Statements
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. The company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-
looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) global market and geopolitical risks (including war and terrorism), including general economic conditions, impacts of a U.S.
government shutdown, tariffs imposed or proposed by the U.S. or foreign governments and our ability to manage such risks;
(ii) liquidity and credit risks, including financial strength or credit ratings downgrades, requirements to post collateral, and availability of funds through dividends from our subsidiaries or lending programs; (iii) strategic and business risks, including our ability to maintain market share, achieve desired results from our acquisitions and dispositions, adapt to disruptive technology or innovations or otherwise manage our third-party relationships; (iv) investment risks, including the ability to achieve desired returns or liquidate certain assets; (v) operational risks, including cybersecurity and privacy failures and our dependence on third parties; and (vi) tax, regulatory and legal risks, including limits on our ability to use deferred tax assets, changes in law, regulation or accounting standards, and our ability to comply with regulations. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) - Trends and Uncertainties” in our Annual Report on
Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 20, 2026.

Voya Financial
200 Park Avenue
New York, New York 10166
voya.com

VOYA®
Plan. Invest. Protect.

VOYA FINANCIAL
VOYA FINANCIAL, INC.
200 PARK AVENUE
NEW YORK, NY 10166

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 18, 2026 for shares held in a Plan (as defined below). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VOYA2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 18, 2026 for shares held in a Plan (as defined below). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91478-P48889 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOYA FINANCIAL, INC.

The Board of Directors recommends a vote FOR all nominees and FOR Items 2 and 3.

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Lynne Biggar	☐	☐	☐
1b. S. Biff Bowman	☐	☐	☐
1c. Yvette S. Butler	☐	☐	☐
1d. Jane P. Chwick	☐	☐	☐
1e. Kathleen DeRose	☐	☐	☐
1f. Hikmet Ersek	☐	☐	☐
1g. Ruth Ann M. Gillis	☐	☐	☐
1h. Heather Lavallee	☐	☐	☐
1i. Robert G. Leary	☐	☐	☐
1j. Aylwin B. Lewis	☐	☐	☐
1k. William J. Mullaney	☐	☐	☐
1l. Joseph V. Tripodi	☐	☐	☐

	For	**Against**	**Abstain**
2. Approval, on an advisory basis, of executive compensation.	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VOYA FINANCIAL, INC.
2026 ANNUAL MEETING OF SHAREHOLDERS
May 21, 2026
11:00 a.m., Eastern Daylight Time

www.virtualshareholdermeeting.com/VOYA2026

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 p.m., Eastern Daylight Time on May 20, 2026 for shares held directly and through 11:59 p.m., Eastern Daylight Time on May 18, 2026 for shares held in a Plan.

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V91479-P48889

PROXY
FOR ANNUAL MEETING OF SHAREHOLDERS
VOYA FINANCIAL, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Michael R. Katz, Trevor Ogle and Julie Watson, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of common stock of Voya Financial, Inc. held of record by the undersigned as of March 25, 2026, at the 2026 Annual Meeting of Shareholders to be held on May 21, 2026, beginning at 11:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/VOYA2026, and in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting, in accordance with their best judgment.

If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Item 1 and FOR Items 2 and 3.

This proxy may be revoked at any time by executing a new proxy, by voting at the meeting or by giving notice of revocation in writing to the Corporate Secretary of Voya Financial, Inc.

If the undersigned is a participant in the Voya 401(k) Savings Plan or the Voya 401(k) Plan for VRIAC Agents (the "Plans"), then the undersigned hereby directs Voya Institutional Trust Company as Trustee of the Plans to vote all the shares of Voya Financial common stock credited to the undersigned's account as indicated on the reverse side at the meeting and at any adjournment(s) thereof. If your proxy is not returned or is returned unsigned, the Trustee will vote the shares in the same proportion as all the shares held by the respective plan that are allocated to the participants of such plan for which voting instructions have been received.

Continued and to be signed on reverse side